UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLUCORA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Item 1. On March 31, 2021, Blucora, Inc. (the “Company”) issued a press release containing a copy of a letter being sent to the Company’s stockholders (the “Press Release”) and a related investor presentation (the “Investor Presentation”) in connection with the Company’s 2021 annual meeting of stockholders. Copies of the Press Release and Investor Presentation can be found below.

Blucora Publishes Detailed Investor Presentation Outlining Momentum and Progress Under Leadership of Current Board and Management Team

Provides Details Regarding Board’s Review of All Paths to Create Value for Stockholders

Addresses Many of Ancora’s False and Misleading Claims

Describes Ancora’s Overreaching Campaign to Replace Nearly Half of
Blucora’s Independent Directors

Urges Stockholders to Vote “FOR” ALL of Blucora’s Highly Qualified Directors

Using BLUE Proxy Card

DALLAS, March 31, 2021 – Blucora, Inc. (NASDAQ: BCOR), a leading provider of technology-enabled, tax-focused financial solutions, today published a detailed investor presentation, describing the Company’s increasing momentum and measurable improvement under the leadership of the current Board and management team. The presentation outlines why the Board urges all stockholders to vote “FOR” ALL of the Company’s highly qualified director candidates using the BLUE proxy card at the upcoming 2021 annual meeting of stockholders, scheduled to be held on April 21, 2021.

The investor presentation also provides information on the extensive work performed by the Blucora Board and its financial advisors over the course of the last year in assessing Blucora’s strategy and business configuration.

Key highlights from the presentation include:

1.	The Blucora Board took decisive action in late 2019 and early 2020 to replace the CEO and CFO, refresh the Board of Directors and oversee the refinement of the Company’s strategy for each of its businesses. Since early 2020, nearly the entire Blucora senior management team has been changed, including the appointment of a new CEO and CFO. Under the Board’s oversight, the rebuilt team has developed and is executing a number of new strategic initiatives that the Board believes will strengthen each of the businesses and lead to sustainable and profitable growth. Further, the Board recognizes the value of refreshing itself and, since March 2020, has added four directors with highly relevant skills and experience in wealth management, tax preparation, software, strategy, marketing, turnaround and public company leadership. Today the Board is comprised of highly qualified, independent directors who are focused on maximizing value.

2.	The Board believes that Blucora is now executing a strategy that will create significantly greater value than Ancora’s poorly conceived plan. In the Tax Preparation business, the Company is taking actions to drive increased functionality and usability while attracting new customers through improved marketing efforts. In the Wealth Management business, the Company is integrating its three core acquisitions, driving efficiencies and increasing the retention of key Financial Professionals in targeted market segments. The Board believes that the stock price significant outperformance during the last six months is a reflection that investors understand and appreciate the opportunities inherent in Blucora’s business and strategy.

3.	Blucora’s Board continues to actively review all available strategy and business configuration alternatives with the assistance of leading independent financial advisors. Throughout 2020 and the first quarter of 2021, the Blucora Board has met numerous times to refine the Company’s strategy and address challenges related to the COVID-19 pandemic. The Board has also actively evaluated strategic alternatives and the optimal timing for executing on those alternatives, with the assistance of independent financial advisors, and continues to review the best way to maximize value for all Blucora stockholders.

4.	Ancora’s campaign is built on misleading descriptions of the Company’s directors and faulty assumptions about the Board’s efforts. Ancora has intentionally mischaracterized the qualifications of Blucora’s nominees and made false claims about the Board’s interactions with Ancora. For example, Ancora conveniently omits the fact that an independent director of the Company sent five emails to Ancora’s candidates and only received one (non-)response. Moreover, Ancora’s assumption that the Blucora Board has refused to consider or has rejected various strategic alternatives is false, and the Board remains open to any avenue of value creation. The Board does not believe that Ancora’s plan to sell TaxAct in the near term will maximize value for stockholders. The downside of an immediate TaxAct sale is compounded by the challenges of deploying the proceeds effectively.

5.	If successful, Ancora’s campaign would lead to the replacement of highly qualified incumbent directors with candidates who do not seem to add any relevant skills or experience to the Board. Ancora is seeking to replace the former CFO of TIAA-CREF, one of the world’s largest asset managers, with the CFO of a local, private HVAC company. Ancora is also asking stockholders to replace the former Chief Technology Officer of Morgan Stanley Dean Witter, one of the world’s most successful wealth managers, with the head of marketing of a hedge fund. We do not believe these changes, or the others that Ancora is promoting, are in the interest of the Company or its stockholders. In short, the Board believes that Ancora’s nominees are ill-suited to serve on Blucora’s Board and that replacing the Company’s existing directors with Ancora’s selected nominees would result in a significant loss to the Board’s capabilities.

2

6.	Mr. DiSanto, the CEO of Ancora and one of its nominees, is over-boarded, is conflicted and has engaged in conduct that resulted in Ancora’s being censured by the Securities and Exchange Commission. Mr. DiSanto serves on three public boards and is the CEO of two companies, including a public company and a wealth manager that competes for financial professionals with Blucora. It also appears that Mr. DiSanto made improper donations to politicians that would have influence over Ohio pension funds, which led to a censure and $100,000 fine for Ancora. We do not believe Mr. DiSanto is an appropriate Board member for Blucora.

Blucora urges stockholders to support the refreshed Blucora Board and its actions to maximize value by voting “FOR” ALL nominees on the BLUE proxy card.

The presentation and other important information related to the Annual Meeting can be found at VoteBlucora.com.

If you are a stockholder and have questions, need assistance in voting your shares, or wish to change a prior vote, please contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Brokers and Banks Call Collect: (212) 269-5550

All Others Call Toll-Free: (866) 388-7535

Email: BCOR@dfking.com

REMEMBER: Simply discard any white proxy card you may receive from Ancora. Blucora’s Board does not endorse any of Ancora’s nominees, and we urge you NOT to submit any vote using Ancora’s white proxy card, even as a protest vote.  Voting to “WITHHOLD” with respect to any of Ancora’s nominees on a white proxy card sent to you by Ancora is not the same as voting “FOR” the Board’s nominees on the BLUE proxy card because a vote to “WITHHOLD” with respect to any of Ancora’s nominees on its white proxy card will revoke any BLUE proxy you may have previously submitted.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for the Company’s 2021 annual meeting of stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO, AND ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the Company’s definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by selecting “SEC Filings” under “Financial Information” in the “Investors” tab of the Company’s website at www.blucora.com.

3

About Blucora®

Blucora, Inc. (NASDAQ: BCOR) is on the forefront of financial technology, a provider of data and technology-driven solutions that empower people to improve their financial wellness. Blucora operates in two segments including (i) wealth management, through its Avantax Wealth Management brand, with a collective $83 billion in total client assets as of December 31, 2020, and (ii) tax preparation, through its TaxAct business, a market leader in tax preparation software with approximately 3 million consumer and more than 23,000 professional users in 2020. With integrated tax-focused software and wealth management, Blucora is uniquely positioned to assist our customers in achieving better long-term outcomes via holistic, tax-advantaged solutions. For more information on Blucora, visit www.blucora.com.

Contacts

Investors:
Geoffrey Weinberg / Rick Grubaugh

D.F. King & Co., Inc.
(866) 388-7535

BCOR@dfking.com

Media:
Dan Gagnier / Jeffrey Mathews
Gagnier Communications
(646) 569-5897
Blucora@gagnierfc.com

4

BUILDING LONG - TERM VALUE FOR SHAREHOLDERS March 2021 Privileged and Confidential Prepared at the Direction of Counsel Contains Input From Counsel for Purposes of Providing Legal Advice VoteBlucora.com DRAFT Subject to Completion

Important Information 2 Forward - Looking Statements T his presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended , including statements with respect to the anticipated effects of the strategic plan of Blucora , Inc . (“ Blucora ” or the “ Company ”), expectations relating to the 2021 tax season, future marketing spend, expected cross - over opportunities between the Company’s two businesses and expectations with respect to any near - term sale of the Company’s Tax Preparation business . Forward - looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact . Forward - looking statements can be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions . Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to, the current COVID - 19 pandemic ; our ability to effectively implement our future business plans and growth strategy ; our ability to effectively compete within our industry ; our ability to attract and retain customers ; the availability of financing and our ability to meet our current and future debt service obligations and comply with our debt covenants ; our ability to generate strong investment performance for our customers and the impact of the financial markets on our customers’ portfolios ; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries ; our ability to attract and retain productive financial professionals ; our ability to successfully make technology enhancements and introduce new and improve on existing products and services ; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute ; our ability to comply with laws and regulations, including, among others, those related to privacy protection and consumer data ; our ability to successfully transition our wealth management business to a new clearing platform and our expectations concerning the benefits that may be derived therefrom ; cybersecurity risks ; our ability to maintain our relationships with third party partners ; the seasonality of our business ; litigation risks ; our ability to attract and retain qualified employees ; our assessments and estimates that determine our effective tax rate ; the impact of new or changing tax legislation ; our ability to develop, establish and maintain strong brands ; our ability to protect our intellectual property ; and our ability to effectively integrate companies or assets that we acquire . A more detailed description of these and certain other factors that could affect actual results is included in the Risk Factors section of the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the U . S . Securities and Exchange Commission (the “ SEC ”) on February 26 , 2021 . Readers are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date of this presentation . Except as required by law, the Company undertakes no obligation to update any forward - looking statement to reflect events, new information or circumstances occurring after the date of this presentation . Non - GAAP Financial Information This presentation contains non - GAAP financial measures relating to our performance . You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation . The non - GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP . Important Additional Information and Where to Find It The Company has filed a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for the Company’s 2021 annual meeting of stockholders . BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO, AND ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . Investors and stockholders will be able to obtain a copy of the Company’s definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www . sec . gov . In addition, copies will be available at no charge by selecting “SEC Filings” under “Financial Information” in the “Investors” tab of the Company’s website at www . blucora . com .

Why We Are Here: Ancora’s Campaign For Four Board Seats ▪ In November 2020, Ancora bought its first shares in Blucora ▪ Approximately 45 days later, the CEO of Ancora , Fred DiSanto, contacted Blucora requesting a call with the CEO “before potentially nominating directors” ▪ In late January 2021, Ancora sent a letter to the Blucora Board demanding that the Board “immediately explore strategic alternatives for the TaxAct business.” ▪ In early February 2021, Ancora provided notice of its intent to nominate four candidates for election to Blucora’s then 9 - person Board ▪ Throughout February and March, Ancora refused to allow its Board candidates to be interviewed by independent directors on Blucora’s Board, despite multiple invitations from the Company ▪ Blucora executed a series of acquisitions since 2012, creating a differentiated provider of tech - enabled tax preparation and tax - focused wealth management solutions ▪ After questioning in late 2018 whether the growth strategy pursued by the former management team was sustainable, the Blucora Board became increasingly concerned about the Company’s performance ▪ Beginning in 2019, the Board has taken significant action to remedy the underperformance ▪ Major steps include: ‒ Replacing the CEO and CFO in early 2020 ‒ Supporting the new CEO as he rebuilt the senior management team ‒ Recruiting four new independent directors to the Board in 2020 and 2021 ‒ Overseeing the development of new strategic initiatives and a refined business strategy in 2020 ▪ The refined strategy is generating results, but the pandemic slowed its progress ▪ The Board continues to actively review all strategic alternatives for the Company and its two businesses with the assistance of two independent financial advisors BLUCORA ACTIONS ANCORA ACTIONS 3

What Is Ancora’s Proxy Contest About? This proxy contest is about whether a new ~3% shareholder should handpick close associates to fill nearly half the independent director seats on Blucora’s Board under the false premises that the incumbent Board has not taken decisive steps to fix the businesses and failed to consider strategic alternatives for the Company’s businesses 4

Table of Contents I Executive Summary 6 II Overview of Blucora’s Businesses 15 III The Board Became Increasingly Concerned About the Company’s Performance in 2019 23 IV The Board Made Decisive Changes to Management and Board Composition and Oversaw a Refinement in Strategy 27 V Blucora Has the Right Board and Governance to Drive Change and Growth 46 VI Ancora’s Campaign is an Overreach; Its Nominees Are Not Additive 56 VII Conclusion 89 VIII Appendix 95 5

Executive Summary

Executive Summary By mid - 2019, it was evident to the Blucora Board that the Company was not pursuing a sustainable strategy ▪ Blucora was formed through a series of acquisitions and dispositions beginning in 2012 ▪ The acquisitions created two business units, each focused on helping American consumers with taxes – a tax preparation software business (“TaxAct”) and a tax - focused wealth management business (“Avantax”) ▪ The prior management team used price increases to drive TaxAct revenue, a strategy that was later determined by the Board to be unsustainable; TaxAct faced increasingly competitive pressure in 2018 and 2019 ▪ Wealth management acquisitions completed in 2015 and 2019 were not integrated in line with the Board’s expectations, and the prior strategy depended on further acquisitions and market appreciation of assets to drive growth ▪ The stock underperformed peers in 2019 ▪ Recognizing the suboptimal strategy, the Blucora Board took proactive steps in the fourth quarter of 2019 and early 2020 ▪ Since early 2020, nearly the entire senior management team has been changed, including a new CEO and CFO ▪ The rebuilt management team has a refined strategic plan that the Board believes will strengthen each of the businesses individually and reap cross - over benefits ▪ The Board saw the need for self refreshment and, since March 2020, has added four directors with relevant skills and experience ▪ Blucora’s governance and executive compensation practices were also enhanced and are shareholder - friendly ▪ In the Tax Preparation business, the Company is executing on several operational and strategy changes: driving increased functionality and useability while attracting new customers through improved marketing efforts ▪ In the Wealth Management business, the Company is integrating its three core acquisitions, driving efficiencies and selectively improving retention rates ▪ Blucora believes there are substantial cross - over opportunities between the two business units ▪ In 2020 and 2021, the pandemic impacted our business as the IRS extended the tax season and wealth management assets initially declined due to market volatility, while the reduction in the federal funds rate to 0% caused a decline in high - margin cash sweep revenue The Blucora Board took decisive action to rebuild the executive team, refresh the Board of Directors and oversee the development of new strategic initiatives Blucora is executing on a strategy that will create significant value, but the pandemic has impacted our business 7

Executive Summary, Continued The Blucora Board has been active in reviewing all strategic alternatives for the business ▪ The Board met numerous times throughout 2020 and 2021 to refine the Company’s strategy and address challenges related to the COVID - 19 pandemic ▪ The Board has confidence in the refined strategic plan and the opportunity for Blucora to create significant value for shareholders ▪ Nevertheless, since early 2020, Blucora’s refreshed Board has been actively evaluating strategic alternatives and the optimal timing for executing on any such alternatives ▪ The Board has received input from two independent financial advisors and continues to evaluate the best way to maximize value for all Blucora shareholders on an ongoing basis ▪ Ancora is a recent shareholder with a ~3% stake that has nominated several close associates to fill nearly half the independent director seats ▪ Ancora has refused to allow its nominees to be interviewed by Blucora ▪ Ancora seems focused on having Blucora immediately sell TaxAct and redeploying the proceeds to repay debt, repurchase stock and acquire wealth management assets ▪ We do not believe Ancora’s proposed strategy maximizes value for all Blucora shareholders ▪ Based on what we know, Ancora’s nominees are not well - suited to serve on Blucora’s Board and likely lack the relevant skills and experience necessary to evaluate Ancora’s own plan ▪ Blucora’s Board acted decisively to address performance issues by replacing the CEO and CFO, recruiting four new independent directors, and overseeing the development of a refined plan ▪ The Board has been actively evaluating strategic and business configuration alternatives and has exercised — and will continue to exercise — objective business judgment in working to maximize value for all shareholders ▪ Ancora’s nominees do not appear to bring new skills or experience to the Board, and the replacement of existing directors would be a net loss to the Board’s capabilities ▪ Blucora shareholders should support the Board’s nominees Ancora’s campaign is an overreach, and its candidates will not bring new relevant skills or experience to the Board Shareholders should support the refreshed Blucora Board and its actions to maximize value 8

Overview of Blucora

Blucora is a technology-enabled provider of tax preparation software and tax-focused wealth management services

Avantax Wealth Management™

TAX-ADVANTAGED WEALTH MANAGEMENT

Avantax Wealth Management provides financial professionals, CPAs and tax professionals with support, training and tools that enable them to offer tax-advantaged investing and wealth management services to their clients.


$70.6
$83.0
2019
2020

TOTAL CLIENT ASSETS ($ billions)
Fiscal Year End

TaxAct

DO-IT-YOURSELF TAX FILING

TaxAct is a leading provider of digital tax preparation solutions for consumers, small business owners and tax professionals. TaxAct serves over 3 million consumers and more than 23,000 professional users in 2020.


5.25
5.32
2019
2020

NUMBER OF RETURNS FILED (millions)

TOTAL REVENUE ($M)


$561
$718
$755
2018
2019
2020

2020 REVENUE BY SEGMENT (%)


28%
72%
Wealth Management
Tax Preparation

2020 OPERATING INCOME BY SEGMENT (%)[2,3]


41%
59%
Wealth Management
Tax Preparation

Nasdaq

Enterprise Value[1] (as of 3/18/21)	**$1,206 million**
Market Cap (as of 3/18/21)	**$833 million**
2020 Revenue	**$755 million**
2020 Adj. EBITDA[2,3]	**$95 million**
EV/2020 Adj. EBITDA[2,3]	**12.7x**
Price to 2020 Non-GAAP EPS[3] (as of 3/18/21)	**15.4x**
Employees (as of 12/31/20)	**846**

Source: FactSet and Company filings. Data as of December 31, 2020 unless otherwise indicated.
[1] Enterprise Value = ((Closing Price of Blucora Common Stock x Fully Diluted Outstanding Shares per FactSet) + Total Debt) - Cash & Short-Term Investments.
[2] See appendix for reconciliation of non-GAAP to GAAP measures.
[3] Excludes corporate-level expenses.

9

BLUCORA

Blucora’s New Team and Strategy Have Led to Outperformance We believe that our improved relative Total Shareholder Return (“TSR”) performance over the recent past reflects the progress we have made under our refreshed Board, rebuilt management team and refined strategy Source: FactSet. Data as of March 18, 2021. “Proxy Peer Group” represents the median of the 2020 Peer Group as disclosed on p age 78 of our 2021 Proxy Statement. We believe that longer - range TSR performance is less reflective of our recent changes and current Board and management team 6 MONTH TOTAL SHAREHOLDER RETURN 1 YEAR TOTAL SHAREHOLDER RETURN 3 YEAR TOTAL SHAREHOLDER RETURN 5 YEAR TOTAL SHAREHOLDER RETURN 92% 66% 75% 129% 0% 20% 40% 60% 80% 100% 120% 140% S&P 500 Russell 3000 Proxy Peer Group 91% 19% 22% 65% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% S&P 500 Russell 3000 Proxy Peer Group - 30% 51% 53% 49% -50% -30% -10% 10% 30% 50% 70% 90% S&P 500 Russell 3000 Proxy Peer Group 220% 111% 115% 177% 0% 50% 100% 150% 200% 250% S&P 500 Russell 3000 Proxy Peer Group 10

11% 11% 1% - 8% -10% -5% 0% 5% 10% 15% INTU BCOR HRB FRG TaxAct Has Strong Growth and Good Margins 11 REVENUE CAGR 2016 - 2020 LTM SEGMENT OPERATING MARGINS¹ 24% 19% 12% 8% 0% 5% 10% 15% 20% 25% BCOR FRG INTU HRB Corporate overhead Source: Company filings. Intuit revenue/margin reflects contributions from tax - focused “Consumer” and “Strategic Partner” segmen ts. Note: H&R Block, Intuit, and Liberty Tax (2016) data is calendarized to reflect contributions from November 1 through October 31 of each year. ¹ LTM (Last Twelve Months) segment operating margin equals segment operating income divided by segment revenue. Note: H&R Block only reports one segment, so operating margins reflect whole Company. TaxAct is a growing player in the tax preparation space with good margins

Organic asset inflows continued to shift toward more profitable advisory platforms LONG - TERM ASSET GROWTH CONTINUED STRONG FINANCIAL RESULTS SHIFT TO MORE DURABLE ADVISORY PLATFORMS Strong growth in total client assets 4Q 2020 segment net revenue is our highest ever despite a challenging interest rate environment Avantax Has Grown Assets and Net Revenue ROA TOTAL CLIENT ASSETS ($B) ADVISORY ASSETS AS A % OF TOTAL CLIENT ASSETS SEGMENT NET REVENUE AND SEGMENT NET REVENUE ROA EX - CASH SWEEP 1 2 $42 $46 $68 $68 $71 $61 $69 $76 $83 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 30% 30% 39% 39% 39% 39% 39% 43% 43% 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 $45 $44 $33 $41 $47 20.5 21.5 21.4 21.4 21.5 4Q19 1Q20 2Q20 3Q20 4Q20 Net Revenue ($M) Net Revenue ROA ex-client cash (bps) ¹See appendix for reconciliation of non - GAAP to GAAP measures ²Segment net revenue return on assets (ROA) excluding cash swee p equals Wealth Management segment revenue, excluding cash sweep revenue, for the trailing twelve - month period divided by average quarter - end total client assets for the trailing twelve - month period More assets on better platforms are leading to more revenue 12

TSR During Tenure of Ancora Principals on Public Boards vs. Russell 3000 ³ Overview of Ancora ▪ Ancora is a wealth management company that operates a registered investment adviser and a broker - dealer, like Blucora ▪ In addition, Ancora is an activist investor, having launched over a dozen proxy contests since it was founded in 2003 ▪ Ancora’s principals have served on 16 public company boards ‒ During their tenures, 12 of these companies have underperformed the Russell 3000 (R3000) ‒ The median TSR of Ancora’s principals on public company boards is - 45% relative to the R3000 3 ‒ Mr. DiSanto’s median TSR at boards on which he has served is - 28% relative to the R3000 3 ▪ In December 2018, the SEC censured Ancora Advisors and fined it $100,000 for federal law violations ¹ Source: FactSet, Morningstar, and Company filings. Data as of March 7, 2021. ¹ SEC order censuring Ancora Advisors December 18, 2018 ² Based on Morningstar’s Fund analysis for “Parent”, which provides Morningstar’s analyst opinion of the stewardship quality of a firm. ³ Bas ed on tenure of Ancora principal. If Ancora principal still serves on the board, TSR is calculated through March 18, 2021. Potbelly TSR is calculated through December 31 , 2020, the approximate date through which Joe Boehm was employed by Ancora . This list includes all public companies on whose boards an Ancora principal served, including some public companies described by Ancora as “privately held” companies. Median: (45%) Fund Name Morningstar Rating Morningstar Fund Analysis ² Fund Flows LTM ($M) 3 - Year Return 3 - Year Return vs. S&P 500 Net Assets ($M) Ancora / Thelen Small - Mid Cap I Low ($8.2) 10% (30%) $95.9 Ancora Income I Low ($12.2) 5% (34%) $22.0 Ancora MicroCap I Low ($6.3) 5% (34%) $11.6 Ancora / Thelen Small Mid - Cap S Low $0.1 10% (30%) $50.8 13 70% 45% 36% 20% (2%) (28%) (32%) (39%) (51%) (60%) (69%) (69%) (82%) (94%) (121%) (180%) (225%) (175%) (125%) (75%) (25%) 25% 75% 125% LNB Bancorp PVF Capital Corp. Riverview Bancorp Axia NetMedia Corp. ImageWare Systems The Eastern Company Stewart Information Svcs. Edgewater Technology AirNet Systems Insured Municipal Income Fund Hill International Meade Instruments Regional Brands Alithya Group Potbelly Emergent Capital

Shareholders Should Support Blucora’s Nominees THE BOARD HAS DRIVEN CHANGE ▪ Beginning in early 2020, the Blucora Board has proactively changed the CEO and CFO and refreshed the Board ▪ The Blucora Board has supported the new CEO as he rebuilt the senior management team and has overseen the development of new strategic initiatives and a refined business strategy ▪ The Company has been executing a promising strategy amidst an unprecedented and unpredictable pandemic, which has masked results ▪ The Board is well constructed and actively evaluates operational and strategic alternatives, including with the help of independent financial advisors ▪ The Board continues to closely monitor the execution of the Company’s strategic plan with unfettered access to detailed performance data and forecasts THE BOARD IS BEST POSITIONED TO CONTINUE BLUCORA’S TRANSFORMATION ▪ The Board has added four new directors since March 2020 and is well - suited to oversee the execution of the Company’s long - term strategy and evaluate strategic alternatives ▪ The Board has been decisive and is committed to continuing to evaluate the business configuration and potential improvements ▪ Three of Ancora’s nominees do not have any public company executive or board experience and are not additive to the skills of the Board ▪ The fourth candidate – Ancora’s CEO Fred DiSanto – is overboarded 1 and may not be able to serve on Blucora’s Board under the Clayton Antitrust Act ▪ On the other hand, Blucora’s Board is engaged, active and well - rounded with the skills and experiences necessary to maximize value ¹ Mr. DiSanto is the CEO of a public company and already serves on three public company boards. 14

Overview of Blucora’s Businesses

Blucora’s Tax - Focused Solutions Empower Financial Wellness 16 The Solution Americans spend more on taxes than on their mortgage, groceries and clothing, combined Blucora empowers people to improve their financial wellness with data - and technology - enabled tax software and wealth management solutions Helps consumers with their financial lives by leveraging tax as the core: ▪ Enables more holistic financial advice ▪ Uncovers financial insights not readily apparent to taxpayers Helps tax professionals maximize their businesses to meet the financial needs of clients: ▪ Adds significant incremental revenue stream with wealth management ▪ Delivers on their core business with value - based tax preparation software The Opportunity Taxes are one of life’s largest expenses, yet: ▪ The Tax Prep industry focuses consumers on maximizing a once - a - year refund ▪ Historically, tax - focused wealth management advice has not been widely available to all Americans

Blucora’s Business 17 ▪ Leading online tax preparation software solution for consumers and professionals ▪ Focused on delivering a premium experience at a reasonable price point ▪ Tiered offerings target a range of customers, from consumers to professionals ▪ #1 Tax - Focused Independent Broker Dealer and RIA integrates tax information with traditional wealth management services ▪ Unique perspective enables more holistic advice and positions our financial professionals to add incremental value to clients’ portfolios ▪ Tools like Tax Loss Harvester TM and Capital Gains Analyzer TM leverage our tech - driven approach Revenue: $208.8M Operating Income: $49.6M Margin: 23.8% Revenue: $546.2M Operating Income: $72.2M Margin: 13.2% 3.2M Consumer e - Files 2.1M Professional e - Files $209M Segment Revenue 20,360 Tax Pro Customers $83B Total Client Assets $546M Segment Revenue 480,000 Clients 3,770 Financial Professionals Source: Company filings. Data as of FYE 2020. Commission $185 Advisory $315 Asset - based $24 Transaction/Fee $23 Consumer $192 Professional $17 WEALTH MANAGEMENT TAX PREPARATION SOFTWARE

Blucora Has Evolved Significantly Over the Last Decade

2012

In January 2012, we acquired TaxAct.

TaxAct was a recognized brand and strong performer; revenue has grown every year since its acquisition (excluding the sale of Simple Tax)[1].

2015

In December 2015, we acquired HD Vest, a provider of wealth management and advisory solutions specifically for tax professionals.

HD Vest allowed us to expand beyond the highly seasonal tax preparation business.

2016

In July and November 2016, we continued our purposeful portfolio reconstruction to become a technology-driven, tax-focused organization by divesting our Search & Content and E-Commerce businesses.

2019

In May 2019, we acquired 1st Global, a tax-focused wealth management company.

1st Global expanded our presence as a tax-focused broker-dealer.

2020

In July 2020, we acquired HKFS, an RIA and wealth management business that partners with CPA firms.

HKFS expanded our partnerships with CPA firms to deliver tax prep and wealth management services to clients.

2021

In January 2021, we extended the Avantax brand with the inclusion of HKFS, renaming it "Avantax Planning Partners".

[1]See appendix for reconciliation of non-GAAP to GAAP measures

18

BLUCORA

Tech-Enabled Tax Preparation Solutions

The Tax Preparation Opportunity

- Taxes are one of the most significant annual expenses for most Americans
- We focus on do-it-yourself, small tax offices and solo practitioners that represent a significant market opportunity
- Digital do-it-yourself filings continue to increase

BLUCORA'S CONSUMER TAX PREPARATION MARKET OPPORTUNITY


Total
Market
~73M units
TaxAct
software unit share
~5%

% OF FILINGS BY DIY SOFTWARE


35%
45%
Tax Year 2012
Tax Year 2019

TaxAct's Differentiated Solution

- TaxAct offers a full-featured experience at a discounted price
- Our focus is on the unique needs of do-it-yourself tax-payers, small offices and solo practitioners
- We focus on ensuring our products are simpler and easier to use
- We offer expanded hybrid and live-assisted capabilities to offer digital-first solutions with the benefits of in-person attention and guidance

TAXACT PRO USER REVENUE ($M)


$13.1
$13.9
$15.1
$15.0
$16.5
2016
2017
2018
2019
2020

TAXACT CONSUMER USER REVENUE[1] ($M)


$125.1
$145.9
$170.4
$192.4
$192.2
2016
2017
2018
2019
2020

Source: U.S. Census, IRS Data, TaxPro Survey (N=512), and Company filings. Data as of March 8, 2021. [1] TaxAct Consumer Revenue is adjusted to reflect the sale of SimpleTax in September 2019.
See appendix for reconciliation of non-GAAP to GAAP measures

19

BLUCORA

Tax-Smart Wealth Management

The Wealth Management Opportunity

- The captive Registered Investment Advisor (RIA) and Independent Broker Dealer (IBD) markets are large and growing
- We offer sophisticated, tax-focused approaches used by high-net worth wealth managers to our focused markets
- Our target market opportunity represents approximately 45 million households

BLUCORA'S WEALTH MANAGEMENT MARKET OPPORTUNITY



Mass Market (<$75K Investable Net Worth)
Lower Middle Market ($75K - 150K Investable Net Worth)
Upper Middle Market ($250K - $500K Investable Net Worth)
Mass Affluent ($500K - $1M Investable Net Worth)
Affluent & Higher (>$1M Investable Net Worth)
83M
16M
11M
8M
10M
45M
~45M Households
Blucora's Focus

Avantax's Differentiated Solution

- Avantax Wealth Management is the only firm that marries tax planning and preparation with financial planning and advisory for all Americans
- Avantax helps tax professionals maximize their business by adding a meaningful incremental revenue stream
- Avantax Financial Professionals are able to provide a more holistic suite of wealth management services that focus on minimizing taxes as well as maximizing returns

SEGMENT OPERATING INCOME ($M)



$46.3
$50.9
$53.1
$68.3
$72.2
2016
2017
2018
2019
2020

TOTAL CLIENT ASSETS ($B)



$38.7
$44.2
$42.2
$70.6
$83.0
2016
2017
2018
2019
2020

Source: Cerulli Lodestar 2019; TaxPro Survey (N=512); Activate Consumer Survey 2020; IRS Tax Season Statistics for July 2020; data analysis of 2019 Tax Pro client returns; and company filings.

20

BLUCORA

Our wealth management business is significantly more valuable today than the aggregate acquisition cost Our Wealth Management Acquisitions Have Created Value 21 Acquisitions Goodwill The combination of our larger wealth management acquisitions has created our Avantax business – a tax - focused Broker - Dealer combined with a tax - focused Registered Investment Advisor (RIA) ▪ We are working to have a more scalable platform to support organic growth by integrating the businesses ▪ We have harmonized pricing and fee structures to align the business to customers’ needs, where the industry is going and to create value for our financial professionals and Avantax ▪ We have retained key personnel (while refining a streamlined organization) and experienced expected attrition among financial professionals The goodwill impairment charge for these businesses in 2020 does not demonstrate that the acquisitions were overpriced or that the business is not more valuable today than when we acquired the companies ▪ The goodwill impairment test was conducted in March 2020, in accordance with GAAP accounting requirements, at the depth of the pandemic - related market decline in 2020, which negatively impacted key wealth management business drivers such as client asset levels and interest rates ▪ The goodwill impairment charge factored in conservative assumptions

Blucora Has Significant Cross - Over Opportunities The majority of our Wealth Management financial professionals offer multiple services lines (tax prep and wealth management) and need easy to use tools to minimize time invested to execute their business ▪ Leverage product/software development leadership and expertise from TaxAct to deliver compelling technology - enabled tools for Avantax financial professionals ▪ Proprietary tools like Capital Gains Analyzer and Tax Loss Harvester enable consistent delivery of holistic, tax - focused approach to overall financial wellness Wealth Management financial professionals need support acquiring new customers ▪ TaxAct has millions of customers, a portion of whom can be compelling client referrals to Avantax financial professionals ▪ TaxAct has sophisticated marketing capabilities that can be deployed to drive potential new client referrals to Avantax financial professionals There are ~21,000 TaxAct professionals who can build stronger relationships with their clients and generate incremental revenue by extending their services into wealth management ▪ By converting to Avantax Financial Professionals , TaxAct professionals have an opportunity to gain a material, year - round revenue stream ▪ Increases potential for customer retention if TaxAct professionals can provide tax focused wealth management services for their clients Our expertise in tax, software and wealth management creates opportunities to help all our core clients 22 Needs and Opportunities in our Client Base Blucora Solution and Benefits

The Board Became Increasingly Concerned About the Company’s Performance in 2019

Blucora’s Strategy in 2019 Was Unsustainable CONSUMER USER REVENUE ($M) CONSUMER USER E - FILES (IN MILLIONS) $105 $195 2015 2019 5.7 3.2 2015 2019 ▪ From 2015 to 2019, TaxAct drove revenue growth primarily through price increases, which led to a decline in users ▪ In 2018 and 2019, TaxAct underinvested in product development and marketing to drive additional profits ▪ Under our prior strategy, M&A and equity market appreciation were the primary drivers of revenue growth ▪ Avantax was underinvesting in service and technology, leading to attrition among our financial professionals Pricing increases led to loss of value proposition and decline in users TOTAL CLIENT ASSETS ($B) NUMBER OF FINANCIAL PROFESSIONALS Source: Company filings. Avantax data adjusted to reflect the impact of 1 st Global acquisition. Numbers may not add due to rounding. As a result, our value proposition with respect to pricing and functionality eroded over time As a result, we were achieving positive growth in - line with the broader market, but we were not taking market share 24 3,984 $71 Impact of 1 st Global Acquisition on the date of acquisition. 4,472 3,999 3,593 3,168 816 2016 2017 2018 2019 $39 $44 $42 $51 $20 2016 2017 2018 2019

The Board Acted Within Six Months of the Valuation Premium Reversal EV / NTM EBITDA DURING 2019 TSR DURING 2019 It became clear to the Board that concerted action was needed to turn the Company around and restore shareholder value Source: FactSet, including for estimated NTM (next twelve months) EBITDA. 0x 2x 4x 6x 8x 10x 12x 14x 16x 1/2/19 2/2/19 3/2/19 4/2/19 5/2/19 6/2/19 7/2/19 8/2/19 9/2/19 10/2/19 11/2/19 12/2/19 Blucora Proxy Peers (2%) 32% 37% 28% 31% 27% (5%) 0% 5% 10% 15% 20% 25% 30% 35% 40% S&P 500 Nasdaq S&P 1500 Financials Russell 3000 Proxy Peer Median Board Acts Blucora Value Premium Reverses As operational performance declined due to our prior strategy, our premium valuation relative to our peers eroded 25

Board’s Aggressive Reset Has Put Blucora on the Right Track Source: FactSet. Data as of March 18, 2021. 1 2 3 4 2016 to September 2019 Growth fueled by unsustainable pricing/M&A September 2019 to January 2020 Board acts January 2020 to September 2020 Turbulence during pandemic September 2020 to Present Momentum as turnaround shows progress ▪ Loss of competitive advantage as the low - cost, value - oriented provider in the tax preparation space as prices increased ▪ Wealth management growth was fueled by M&A and market appreciation ▪ At a four - day strategy session, the Board begins to put into motion plans to change leadership and support a refined strategy ▪ Board replaces management team, supports management’s strategy and begins Board refreshment ▪ The IRS’ decision to extend the 2020 tax deadline from April 15 to July 15 results in significant and unplanned increased spe ndi ng on marketing and call center staff ▪ Decrease in federal funds rate to at or near zero negatively affects wealth management revenue and profitability ▪ Board continues refreshment ▪ Positive momentum in each business and across the Company ▪ Stock has outperformed the peers during this period $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 2016 to September ‘19 TaxAct growth fueled by unsustainable pricing Wealth Management fueled by M&A Sept. ‘19 to Jan. ‘20 Board acts Jan ’20. to Sep. ‘20 Turbulence during Pandemic Sep ’20. to Present Momentum as turnaround shows progress 1 2 3 4 New CEO Appointed 1 - 30 - 2020 26

The Board Made Decisive Changes to Management and Board Composition and Oversaw a Refinement in Strategy

The Board Reacted Swiftly to Address 2019 Performance 28 2020 2021 1 3 2 April 2020 – Present Ongoing Strategy Evaluation with New Management and Board January 2020 – Present Ongoing Board Refreshment January 2020 – April 2020 Management Rebuild 1 2 3 Actions Results Management Rebuild The Board replaced the CEO and CFO and supported the new CEO as he rebuilt the senior management team Board and Management Evaluate Strategy and Configuration The Board met numerous times in 2020 and 2021 to evaluate the Company’s business configuration and refine strategy Ongoing Board Refreshment Recognizing the need for new, critical skills, the Board continued an active refreshment process throughout 2020 and into 2021 The senior management team has now been refreshed with the replacement or promotion of nine senior management team members The Board continues to evaluate alternatives for the businesses and Company in conjunction with the Company’s independent financial advisors Blucora has added four new directors since March 2020

1 Blucora Has a Rebuilt Management Team

In January and April 2020, we did a "hard reset" of our management team and organizational structure in order to add and promote new talent, streamline our management and ensure accountability

DECEMBER 2019

John Clendening
CEO

Davinder Athwal
CFO



Ann Bruder
Chief Legal Officer & Secretary

Enrique Vazquez
President of Wealth Management

Mike Hogan
Chief Marketing Officer

Tran Taylor
Chief Human Resources Officer



Curtis Campbell
President of TaxAct



Todd Mackay
Chief Business Operations and Development Officer

DECEMBER 2020



Christopher Walters
CEO
2020[1]



Marc Mehlman
CFO
2020



Ann Bruder
Chief Legal & Administration Officer
2017[2]



Paul Lehman
Chief Information Officer
2020



Raj Doshi
Chief Growth & Marketing Officer
2020



Jody Diaz
Chief Human Resources Officer
2020



Erin Gajdalo
Sr. Vice President, Operational Performance
2018[2]



Curtis Campbell
President of TaxAct and President of Software
2018[2]



Todd Mackay
President of Avantax Wealth Management
2019[2]

Source: Company filings and LinkedIn. [1] Mr. Walters has also served on the Board since 2014. [2] Promoted to new role and/or assumed additional responsibilities in 2020.

29

BLUCORA

Why Christopher Walters is the Right CEO to Lead Blucora Now 1 30 Christopher Walters President & CEO Since January 30, 2020 Board Member since 2014 ▪ Understanding of the Board’s concerns and his familiarity with the businesses positioned him to make rapid progress on a turnaround ▪ As a leading critic of the prior management team and its ability to execute the strategy , Mr. Walters had a strong point of view about what refinements needed to be made to the strategy, culture and execution to realize the Company’s potential ▪ Demonstrated executive leadership success with a history of driving performance improvement and growth fueled by technology and data ▪ Extensive experience driving large - scale technology development initiatives that included leading applications for businesses and consumers ▪ Deep knowledge of media and marketing, which is critical to drive growth in both of Blucora’s businesses and is the Company’s second largest expense after compensation of employees and financial professionals ▪ Ability to recruit a strong management team ▪ Experience navigating the federal government based on founding Bloomberg Government, which has become one of the most important digital information sources in Washington DC – experience is valuable given the regulated nature of both businesses ▪ Significant knowledge of the tax industry based on six years on the Blucora board and the acquisition and integration of BNA, one of the leading providers of tax information and software while at Bloomberg ▪ Broad knowledge of the financial services industry . Leadership experience at Bloomberg, one of the leading providers of information and technology services to the financial services sector including traders, wealth and asset managers – information and tools used by more than 300,000 decision makers in the financial services space every day and media properties informed millions of leaders in the financial sector The Board determined Mr. Walters was the best choice for the CEO role: Blucora’s Board considered potential external and internal candidates with the assistance of a top - tier executive search firm

APRIL 2016 MARCH 2021 David Chung Christopher Walters Steven Hooper Elizabeth Huebner Andrew Snyder Mary Zappone John Cunningham Lance Dunn John Clendening x 8 of 10 New Directors x Increased Diversity x Critical Skills x Relevant Experience x Institutional Knowledge Source: Company filings. Blucora Has Also Reconstituted Its Board of Directors 2 Georganne Proctor 2017 Christopher Walters 2014 Steven Aldrich 2017 E. Carol Hayles 2018 John MacIlwaine 2018 Mary Zappone 2015 Mark Ernst New 2020 Karthik Rao New 2020 Jana Schreuder New 2020 Tina Perry New 2021 31

DIRECTORS ADDED SINCE 2020 ENHANCED SKILL SETS Wealth Management Tax Digital / Technology / Software Strategy / Turnaround Audit / Finance / Risk Sales / Marketing Human Capital Public Company Board Executive Leadership ▪ Former EVP and COO of Fiserv , a financial services technology company, Deputy Commissioner at the IRS and former CEO of H&R Block ▪ 30 - year career in the financial services industry, including the tax preparation business, as well as operational, capital allocation, and strategy development experience ▪ Chief Operating Officer of Nielsen Global Media , a global provider of data, information and technology ▪ Background in driving product innovation; deep technology and operational expertise ▪ Former EVP and COO of Northern Trust Corporation , a financial services company ▪ Extensive technology, operations and wealth management experience ▪ President of OWN : Oprah Winfrey Network , a leading cable channel and media company ▪ Experience successfully leading turnaround initiatives, fostering healthy organizational cultures and driving growth Recent Board Appointments Bring Relevant Skills and Experiences 2 Each of our recent Board appointments is the culmination of a thoughtful refreshment process and followed a months - long vetting process to assess their skills, qualifications and strategic fit Karthik Rao Director Since 2020 Tina Perry Director Since 2021 Mark Ernst Director Since 2020 Jana Schreuder Director Since 2020 Audit Committee Nominating and Governance Committee Compensation Committee Compensation Committee (Chair) 32

Extracted from the Board of Directors’ Strategy Meetings ▪ In March 2020 , the Board considered the Company’s strategy and, in particular, which businesses were critical to the Company’s portfolio ▪ In May and June 2020, at the direction of the Board, the Company undertook an in - depth review of the Company’s strategy, financing options and configuration, with the assistance of two separate independent financial advisors ▪ In September 2020 , the Board reviewed with management the strategy with respect to each of the Company’s businesses and the Company’s configuration and alternatives, with the assistance of one of the Company’s independent financial advisors ▪ In November 2020 , the Board continued the strategic review session that had commenced in September 2020. Over the course of three days, the Board conducted a comprehensive review of the Company’s businesses, configuration and alternatives, with the assistance of one of the Company’s independent financial advisors ▪ In February 2021, the Board received input from two independent financial advisors with respect to alternatives to the Company’s current strategy, configuration and capital allocation The Board Has Actively Reviewed the Company’s Strategy and Configuration 3 33

▪ Invest in product enhancements that drive retention and conversion by providing a simple, ease to use experience and differentiated features ▪ Drive customer acquisition through innovative and cost - effective marketing strategies ▪ Embrace value positioning by providing compelling features at attractive price relative to market leader ▪ Drive retention through year - long customer engagement ▪ Continue integrating the acquired businesses by aligning systems, processes and technologies ▪ Propel growth in assets by applying products, models, technology and data analytics ▪ Surpass financial professional’s expectations with improved service and operational performance Continuing the Progress of the Turnaround 3 34 Harvest meaningful cross - over benefits between the two businesses to accelerate growth with improved technology tools and end - to - end marketing services Simplify corporate processes to deliver efficiency, scalability and lower costs Improve cash flow from operations and strengthen the balance sheet to a net leverage ratio between 2x and 3x Build a unified corporate culture t hat embraces open communication and is focused on delivering strong performance by addressing our customers’ and teams’ needs with technology and innovation Ensure our culture fosters diversity and inclusion Align all of our teams’ efforts to our strategic priorities with clear goals and metrics to drive ownership and accountability Company - Wide Efforts

-10% 10% 30% 50% 70% 90% 9/18/2020 10/18/2020 11/18/2020 12/18/2020 1/18/2021 2/18/2021 3/18/2021 Our Strategy and Operating Plan Are Working ▪ Optimized and rationalized marketing approach ▪ Enhanced the core product offering to drive conversion of paid customers ▪ Launched a new hybrid - assisted tax preparation offering ▪ Made significant product enhancements to TaxAct Pro ▪ As the actions to reposition the business continue to gain traction, the targeted result is sustainable growth, with above - market top - line growth and EBITDA flow - through ▪ Made significant progress integrating acquisitions ▪ Renegotiated a more favorable price and closed the acquisition of HKFS ▪ Partnered with our financial professionals to identify and fix pain points not previously addressed ▪ This business is poised for organic growth as well as small - scale tuck - in acquisitions to drive profitability Source: FactSet. Data as of March 18, 2021. Blucora has made substantial progress in 2020 and 2021 implementing its plan to return both its TaxAct and Avantax businesses to positions of strong, sustainable growth 91% 6 - MONTH TOTAL SHAREHOLDER RETURN Through March 18, 2021 35 19%

Tangible Improvements in the Tax Preparation Business 19.8 24.7 2019 2020 39% 42% 2019 2020 Source: Company data 1.5 1.6 2019 2020 61% 66% 2019 2020 Despite a challenging 2020 tax season, our performance indicators showed improvement Customer retention rate and conversation rate were up year - over - year NPS SCORES HAVE IMPROVED TAXACT NET PROMOTER SCORES REFINED MARKETING YIELDING RESULTS USER DATA POINTS TO GROWTH TAXACT RETENTION AND CONVERSION RATES TAXACT UNIQUE VISITORS AND NEW USERS (in millions) Our Net Promoter Scores have increased significantly Unique visitors were up 25% in 2020, while new users were up 4% 36 Total Retention Conversion Unique Visitors New Users 39% 58% 2019 2020

Tangible Progress in the Wealth Management Business Source: Company data. ¹ Home office assets increased due to acquisition of HKFS in July 2020. 2 Segment Operating Margin (ex Cash Sweep) calculated as Segment Operating Income less cash sweep revenue divided by Net Revenu e less cash sweep revenue. See appendix for reconciliation of non - GAAP to GAAP measures Recent performance demonstrates the potential of Avantax’s tax - focused wealth management strategy SHIFT TO MORE DURABLE, RECURRING REVENUE ADVISORY ASSETS HOME OFFICE ASSETS 1 (as % of Total Advisory AUM) 37 SEGMENT OPERATING MARGIN (ex Cash Sweep) 2 SEGMENT MARGIN EXPANSION 24% 26% 32% 31% 42% 34% 41% 42% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 18% 24% 25% 25% 24% 24% 34% 34% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20

We Retain a High-Level of Financial Professionals and Revenues

Some attrition among Financial Professionals is natural, healthy for the business and expected
210 new Financial Professionals affiliated with Avantax in 2020

ATTRITION IS PRIMARILY DRIVEN BY FOUR FACTORS:

1. An affirmative determination to cull inactive and less productive FPs to improve overall profitability
2. Expected post-acquisition attrition, which is a standard feature in the industry (and predictably runs at 10-20% of FPs associated with businesses that are acquired). Avantax is trending better than the industry's post-acquisition attrition rate
3. Some tax professionals that add wealth management services later determine they prefer to refocus on tax
4. When tax professionals retire or leave wealth management, assets are often transferred to other financial professionals, reducing FP count but not assets in the business

RETENTION OF HIGH-PRODUCING FINANCIAL PROFESSIONALS

ATTRITION OF FPs BY REVENUE PRODUCTION (2019 – 2020)



12%
6%
82%
< $50k
$50k to $100k
> $100k

HIGH PORTION OF REVENUES ARE RETAINED

PRODUCTION RETENTION RATE[1]



99%
99%
99%
98%
99%
98%
99%
96%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

Source: Company data [1] Reflects retention of commission and advisory revenues of independent Financial Professionals ("FPs"), calculated by deducting the prior year production of the annualized year-to-year attrition rate, over the prior year total production. Production is advisor-driven revenue the includes transactions, trailers and fee-based revenue

38

BLUCORA

Pricing Models Position Avantax For Future Growth Source: Company data 39 OUR PRICING MODEL AIMS TO: ▪ Incentivize the shift to a more durable fee model, which is the future direction of the industry and allows for greater compliance oversight — Create potential for financial professionals to operate in a manner that offers the most diversified opportunity for financial planning and advisory for their clients — Offer competitive advisory and brokerage solutions that are distinct and compelling ▪ Harmonize the pricing across our consolidated businesses ▪ Encourages Financial Professionals to grow their business over time so that they can achieve higher payouts and have lower fees ▪ Align success of Financial Professionals with the success of Avantax Pricing strategies in Wealth Management are the result of extensive market studies and interaction with financial professionals, with a focus on maximizing value We balance offering industry leading pricing on our brokerage and advisory products and services with optimizing the economic value to the business that can be used for investments in Avantax and our Financial Professionals for future growth.”

We have spent a considerable amount of time with the current Avantax leadership team. They listen to us, and are always interested in our feedback. Though change is never easy, we have all the confidence in the world that this group is the right group to lead us into the future.” Our Financial Professionals Are Supportive of Our Progress 40 John Lammers MRK Financial Solutions What made me become an advocate of Avantax? Our colleagues at the home office who are always there and willing to assist us whether it be operational issues or client matters. Even though we are independent advisors, we are in the journey together.” Stan Warner Warner Finance I am thrilled with where Avantax is headed and the progress you all have made. I am particularly happy with the home office support I am getting which is the best it has been in 15 years.” Richard Reiser Chapter Director The transition has been incredible for us. We love Avantax and we love how things are going with the transition. The technology is much easier for us to navigate, service has been amazing… honestly, I couldn’t be happier.” Luke Funk Luke Funk Wealth Management My support has only grown as the bigger vision across the Blucora portfolio really seems to be hitting stride. My conviction is evident in our recent transition… I knew the right move was doubling - down and becoming a deeper - connected part of the vision of bringing what we do to even more families.” Davin Carey Avantax Planning Partners Avantax is defining the future of holistic financial planning. Their approach to tax - smart investment management puts them light years ahead of traditional advisors.” Stephen Moore KCS Wealth Advisors

COVID-19 Has Temporarily Impacted Our Business

TaxAct

- As a result of the COVID-19 pandemic, the IRS extended the filing and payment deadline for tax year 2019 federal returns to July 15, 2020
- The extension resulted in elevated sales and marketing expenses (in addition to previously committed marketing initiatives), and the longer season necessitated additional customer service costs

TAXACT SALES & MARKETING EXPENSES ($M)



$46
+ 82%
$83
2019
2020

Avantax Wealth Management

- The financial market disruption negatively impacted the value of some of our clients' assets (in the first half of 2020), leading to a decline in our wealth management revenue
- With federal funds rate at ~ 0%, our cash sweep revenue declined

BLUCORA ASSET-BASED REVENUE[1] ($M)



$23
$26
$31
$48
- 51%
$24
2016
2017
2018
2019
2020

Source: Company data. [1] Asset-based revenue primarily includes fees from financial product manufacturer sponsorship programs, cash sweep programs, and other asset-based revenues. Asset-based revenue excludes commission and advisory fee revenues.

41
BLUCORA

COVID - 19 Impact to Our Overall Business in 2020 42 BLUCORA ADJUSTED EBITDA ¹ ² ($M) 2019 Business Improvement EBITDA Growth Increased marketing required due to extended tax season Increased costs due to incremental investment in March to address weak performance in first six weeks of the tax season Loss to Wealth Management business due to lower federal funds rate ~0% 2020 ¹See appendix for reconciliation of non - GAAP to GAAP measures. 2 Figures do not sum to $95M due to rounding. $95

Blucora Has Carefully Considered and Managed Expenses

Blucora is driving to an improved cost structure

CORPORATE-LEVEL

Corporate-level general and administrative expense margin is lower than at any point in the last five years

CORPORATE-LEVEL COSTS
(as a % of revenue)


3.8%
3.5%
2019
2020

SALES & MARKETING

An extended 2020 tax season necessitated an increased marketing spend, but this should abate

SALES & MARKETING COSTS
(as a % of revenue)


17.6%
23.5%
2019
2020

ENGINEERING & TECHNOLOGY

Improved efficiency in engineering and technology drove costs down even while continuing high-priority product enhancements

ENGINEERING & TECHNOLOGY COSTS
(as a % of revenue)


4.3%
3.6%
2019
2020

43

Source: FactSet and Company filings. Data as of March 8, 2021.

BLUCORA

We think management outlined a much more cohesive strategy …” We think it may have gone unnoticed how quickly the team acted to replace, reorganize and strengthen the bench , and while we are always hesitant to discuss “culture” improvements, the quality of the team seems to have filtered down the ranks.” We think the single biggest takeaway from our meetings was the increased confidence in the management team ...” We would argue that this was management’s best performance to date, and that they went a long way towards dispelling any uncertainty at the top .” September 25, 2020 Research Note Analyst Research Date Price Target Rating February 17, 2021 $21.00 Buy February 17, 2021 $19.00 Buy February 17, 2021 - Buy POSITIVE SELL - SIDE ANALYSTS Third - Party Views of Blucora All three equity analysts covering BCOR maintain a “Buy” rating as of March 12, 2021 44

Our Employees Are Supportive of Our Leadership Team and Culture “The leadership at TaxAct takes action. Culture is easy to talk about but hard to implement. The leadership at TaxAct implements culture like no other company I have ever worked for. Everyone I have worked with across the company has been great, eager to help, and all are working to make this a better service for our customers.” – TaxAct, B2B Marketing Manager, February 9, 2021 Source: GlassDoor.com . Reviews are from Blucora corporate employees unless specified otherwise. “ Blucora has a team of leaders who are excited to be there, are intent on making a difference, and care about their employees and business.” – Anonymous Employee, February 5, 2021 “Great culture. Agile teams are empowered and receive great support from leadership.” – TaxAct, Manager, Software Engineering October 30, 2020 “Competent leadership where your voice is always heard. A place where your talent and hard work never goes unnoticed.” – TaxAct, Dev Team Leader, March 1, 2021 “Very good company culture from the top.” – Tax Manager, May 22, 2020 “The people are great, the leadership team is great, and our clients are awesome to work with and support. If you are looking for a company to join, that is innovative, growth oriented and empowers you to have a voice and make decisions - this is the BEST place to be!” – Avantax, Vice President, February 16, 2021 “Great culture! Blucora truly cares about its employees and supports diversity. While there have been changes in the executive leadership team, I believe they have found the right team for the job. They've made great improvements over a short period of time.” – HRS Manager, February 2, 2021 45

Blucora has the Right Board and Governance to Drive Change and Growth

Blucora’s Board Has the Skills Needed to Drive Change Tenure (Years) Industry Strategic Leadership Wealth Management Tax Digital, Technology, Software Strategy, Turnaround Audit, Finance, Risk Sales, Marketing Legal, Regulatory Human Capital Public Company Board Executive Leadership Steven Aldrich 4 ✓ ✓ ✓ ✓ ✓ ✓ ✓ E. Carol Hayles 3 ✓ ✓ ✓ ✓ ✓ John MacIlwaine 3 ✓ ✓ ✓ ✓ ✓ Georganne Proctor 4 ✓ ✓ ✓ ✓ ✓ Christopher Walters 7 ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Mary Zappone 6 ✓ ✓ ✓ Joined Blucora in 2020 Mark Ernst 1 ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Karthik Rao 1 ✓ ✓ ✓ ✓ ✓ Jana Schreuder 1 ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Joined Blucora in 2021 Tina Perry - ✓ ✓ ✓ ✓ ✓ Our directors have a balanced and complementary set of skills and experiences 47

Blucora’s Reconstituted Board Brings Broad Perspectives & Experience Industry Experience Fresh Perspectives Strategy & Transformation Expertise Human Capital Expertise Executive Leadership More than half of our directors have experience in senior leadership roles at other wealth management or tax - focused companies 8 of our 10 directors have been added to the Board within the last five years , and 4 of our directors have joined since 2020 The experience of 9 of our directors in driving strategic transformations and turnarounds is highly valuable 4 of our directors have direct experience stewarding an enterprise talent agenda, leading transformative cultural initiatives and implementing policies and programs that drive diverse thinking Our Board is comprised of several former CEOs, CFOs, COOs and other senior leaders at publicly traded companies 48

Blucora Now Has a Balanced, Diverse Board of Directors ▪ Former CFO of TIAA - CREF ▪ Extensive experience, particularly as an executive and board member within the financial sector Georganne Proctor Independent Chair Director Since 2017 ▪ Former CFO of CIT Group ▪ Current board member of eBay and Webster Financial Corporation ▪ Valuable financial and accounting expertise as well as experience in operations and strategy E. Carol Hayles Director Since 2018 ▪ Former Senior Partner at Activate ▪ Highly relevant operational and executive management experience in areas of strategy, operations, technology and digital marketing Christopher Walters President & CEO Director Since 2014 ▪ Former Chief Product Officer of GoDaddy; Former VP of strategy and innovation at Intuit ▪ Deep product management experience with a unique understanding of operations, strategy, company growth and management Steven Aldrich Director Since 2017 ▪ CEO of Bay1; Former VP & General Manager of Braintree ▪ Unique experience in information technology, cybersecurity, operations, strategy, company growth and management John MacIlwaine Director Since 2018 ▪ CEO of Brace Industrial Group ▪ Significant executive leadership experience in operations, strategy, people management, business development and company growth and expansion Mary Zappone Director Since 2015 Collectively, our directors have expertise gained at some of the world’s most respected companies 49

Karthik Rao Director Since 2020 Tina Perry Director Since 2021 Blucora Has Continued to Refresh the Board With Relevant Skills 2.9 Years Average Tenure 4 4 2 1 Year or Less 2 to 4 Years 5 to 10 Years 60 % of Board members are diverse ▪ Managing Partner of Bellevue Capital ▪ Former Chairman, President and CEO of H&R Block, Inc. ▪ COO, Nielsen Global Media ▪ Former Chief Product & Technology Officer, Nielsen Global Media ▪ President of Oprah Winfrey Network (“OWN”) ▪ Experience leading successful turnaround initiatives, fostering healthy organizational cultures and driving growth ▪ Former EVP and COO of Northern Trust ▪ Current Board member of NT Butterfield and Son Four new additions to Blucora’s Board over the last year added critical skills in wealth management, tax preparation, technology & software, data analytics, marketing and turnarounds Mark Ernst Director Since 2020 Jana Schreuder Director Since 2020 BLUCORA’S BOARD TODAY 50

Blucora Has Best - in - Class Governance Practices Board Accountability, Leadership ▪ Annual director elections ▪ Majority vote standard for uncontested director elections ▪ Majority vote standard for charter and bylaw amendments ▪ Separate CEO and Chair Shareholder Rights ▪ Shareholders can call special meetings ▪ Shareholders can amend the bylaws by simple majority vote ▪ No poison pill Board Evaluations, Refreshment, Diversity ▪ 8 of our 10 nominees are new since 2016 ▪ 6 of our 10 nominees are diverse ▪ The Chair is a woman and two of three standing committees are chaired by women ▪ Average director tenure is less than 3 years ▪ Annual Board and committee self - assessments ▪ Annual independent director evaluation of Chair and CEO Director Engagement, Access ▪ Active shareholder engagement program ▪ All directors attended our 2020 annual meeting of shareholders ▪ Significant interaction with senior Company business leaders through regular business reviews ▪ Directors have ability to hire outside experts and consultants and to conduct independent investigations 51

Compensation Decisions Are Aligned With Our Long - Term Plan CEO TRANSITION ▪ New CEO’s compensation is 89% at risk and rewards the creation of long - term shareholder value, with a mix of time - based RSUs, PRSUs and stock options ▪ Initial compensation aligns incentives with shareholders ▪ Compensation also reflects costs for relocation ▪ Total compensation is competitive with comparable CEOs LEADERSHIP ALIGNMENT ▪ We made additional grants to a select group of executives to align their compensation with the Company’s strategy, our leader shi p transition, expanded roles and continued integration of HKFS ▪ The NEOs who assumed additional responsibilities in 2020 did not receive salary increases in connection with their expanded r ole s ▪ In 2020, our directors and officers purchased more than 30,000 shares on the open market PRIOR MANAGEMENT ▪ Final compensation was higher than the contracted severance entitlement in order to secure changes (for the benefit of the Company) to restrictive covenants to which the former CEO would be subject post - departure In 2020, the Board further aligned the leadership team’s compensation 52

Blucora’s Compensation Is Designed to Align Pay with Performance ▪ CEO compensation is 89% at risk and is structured to reward management for achieving specific, measurable financial and strategic goals ▪ Short - term incentive metrics (revenue and adjusted EBITDA) are aligned with our goal of profitable growth ‒ Modifier enables our Compensation Committee to adjust short - term incentive up or down based on human capital goals (e.g., retention, leadership satisfaction and diversity and inclusion) and targets relating to the identification and execution of profitable growth measures ▪ Long - term incentives reward the creation of shareholder value through a mix of PRSUs, options and time - based RSUs, all of which vest over a three - year period – PRSUs vest based on non - GAAP EPS and relative TSR, which are weighted equally ▪ Incentive targets and total CEO compensation are designed to be approximately in - line with our peer group SHAREHOLDER SUPPORT FOR ANNUAL SAY ON PAY VOTES 93% 98% 98% 97% 94% 2016 2017 2018 2019 2020 Source: Company proxy statement and Proxy Insight. Base 11% Bonus 17% PRSUs 25% Options 18% RSUs 29% Fixed Value 11% Performance - Based Value (At Risk) 60% Stock Price Based Value (At Risk) 29% Our compensation program is designed to attract, retain and motivate talented and experienced executives and directly align pay with the achievement of short - and long - term strategic and operational goals 2020 CEO TARGET PAY MIX 53

Blucora Is Committed to Environmental & Social Issues

Our social and environmental initiatives are integral to how we operate

Our People

We foster an inclusive and diverse work environment:

- ✓ Women make up **41%** of our workforce and hold **35%** of our senior leadership roles
- ✓ **38%** of our employees are diverse
- ✓ Launched **Women's and Diversity** initiative for **Avantax Wealth Management** financial professionals to focus on recruiting and developing female and diverse talent
- ✓ Members of the executive senior leadership team sponsor and participate in a **women's senior leadership network group**
- ✓ **Employee engagement has continued to climb**, as reflected through regular employee engagement surveys

Our Community

We strengthen our communities:

- ✓ Provided a $100k donation and volunteer support to the **Greater Cedar Rapids Community Foundation's Disaster Recovery Fund,** delivering generators and providing basic needs to those impacted by the August 2020 derecho storm in the Midwest
- ✓ TaxAct partnered with **Feeding America's COVID-19 Response Fund** in April 2020 to help provide 10 million meals to families in financial distress
- ✓ During 2019, we donated copies of our TaxAct software to lower income taxpayers through our participation in the **Internal Revenue Service's Free File Alliance**

Our Environment

We are minimizing our environmental impact and carbon emissions:

- ✓ **eSignature** capabilities enabling our clients and employees to sign documents electronically
- ✓ 3.7 million consumer and 1.8 million professionally prepared tax returns were filed electronically in 2018 to help **eliminate paper usage associated with tax returns**
- ✓ Built new **environmentally-friendly and LEED-certified corporate headquarters** with **enhanced safety measures and ventilation systems** put in place in light of COVID-19

54

BLUCORA

Our Response to COVID - 19 ▪ Implemented a Company - wide work - from - home policy well before state and local officials mandated it ▪ Implemented hazard pay for our essential employees ▪ Increased pace and depth of communication across the employee base ▪ Designed safety protocols for client - facing financial professionals ▪ Increased TaxAct’s customer service resources for the extended duration of the tax season ▪ Developed a Business Continuity Planning Group , for a variety of consequences in the long - term for Blucora and its independent financial professionals ▪ The group has developed continuity plans and responses for a variety of potential crises Our Employees Our Clients Long - Term Business Continuity Planning Our commitment to the safety and health of our workforce and our clients guides us as we address the unprecedented challenges of the global pandemic we are all facing 55

Ancora’s Campaign is an Overreach; Its Nominees Are Not Additive

Ancora Made Little Effort to Engage with Blucora Before Nominating

Before Ancora submitted its nomination notice, Mr. DiSanto had one brief phone call and one virtual meeting with management and sent one letter to the Board

December 31 ~45 days after Ancora purchased its first share of Blucora stock, **Fred DiSanto contacts Blucora directly for the first time**, requesting to speak with the Company's CEO before **"potentially nominating directors."**

January 7 In the first phone call, **Mr. DiSanto states that the Company should sell its Tax Preparation business** and use the proceeds to invest in what Mr. DiSanto refers to as Blucora's "RIA business."

January 17 Despite Mr. DiSanto having only spoken to Blucora once, Ancora's counsel contacts the Company **requesting a copy of the director and officer questionnaire and other documents and information related to the nomination of directors.**

January 26 Ancora's principals send a letter to the Board, stating that **Ancora "will be seeking representation on the Board."** The letter also reiterates Ancora's view that Blucora should sell the TaxAct business. This letter is **just the second time that Mr. DiSanto communicates with the Company directly.**

February 3 In a **virtual meeting with Blucora management**, Mr. DiSanto indicates that **Ancora is looking for "a few Board seats,"** and states that Mr. DiSanto would be one of Ancora's nominees.

February 10 Ancora **delivers its nomination notice** to the Company.

57

BLUCORA

Ancora Made Little Effort to Avoid a Proxy Contest Ancora and its candidates refused to cooperate in reaching an amicable resolution ▪ Ancora refused to allow the Blucora Board to interview Ancora’s candidates until after Blucora agreed to add Mr. DiSanto and at least one other Ancora candidate to the Board ▪ Ancora’s director candidates did not respond to emails from the Chair of Blucora’s Nominating and Governance Committee Ancora’s actions show its old - school perspectives and lack of desire for true compromise 58 Mr. DiSanto reacted with anger when he learned the Blucora Board had completed its Board candidate search and had identified a “stellar candidate” who was a diverse woman with significant turnaround experience Instead, Mr. DiSanto attempted to get Blucora’s CEO to agree to a “backroom” deal that Mr. DiSanto believed the Board should or would just rubberstamp ▪ Mr. DiSanto said: “If we [Mr. Walters and Mr. DiSanto] agree on the people first, the other Board members can meet them, but the other members can’t be a veto to what we choose.” ▪ Blucora’s CEO, Mr. Walters, rejected this approach and asked again for Mr. DiSanto to allow Ancora’s candidates to be interviewed and reviewed by the Board Mr. DiSanto pounded his fist on his desk and said: You cannot give her my seat!”

Ancora's Focus Is on the Immediate Sale of TaxAct

Ancora has pushed for an immediate sale of the TaxAct business

- Beginning long before Ancora acquired a single share of Blucora stock, **the Board and management team have been diligently examining the Company's business configuration with independent financial professionals**
- **Now is not the right time to sell TaxAct**; the 2020 tax season was materially impacted by the pandemic, and the 2021 tax season has been as well
- **The refined strategy and transformation efforts have not yet been fully realized**; the performance upside of the business would not be recognized in a sale


Jim Chadwick, head of alternatives at activist Ancora Advisors, says the wealth management and tax preparation software company might look at Credit Karma's tax unit auction to find buyers for Tax Act.

By Ronald Orol

Ancora's Letter to the Blucora Board of Directors
January 26, 2021
"We believe **TaxAct and the Wealth Management business should be separated** given limited synergy potential between the two businesses… We believe the proceeds of the sale of TaxAct should be used to pay-off [sic] current debt and **implement a large buy-back** with the remaining net proceeds."

Ancora's Letter to Blucora Stockholders
February 25, 2021
"We believe stockholders can only be left to conclude that **the TaxAct and Avantax businesses remain illogically paired** because of the Board's unwillingness to acknowledge that its strategic vision is misguided."

Ancora Portfolio Manager James Chadwick, as quoted in The Deal ("Strategics, PE Could Vie for Blucora's TaxAct")
March 4, 2021

- "We believe **there would be buyers [for TaxAct]** for sure."
- "If they were to **go and try to shop [TaxAct]**, I think they would not have trouble finding someone."
- "The TaxAct piece creates a distraction… I think they could **monetize the TaxAct business** at a good valuation, and it would definitely be transformative to the business."

Ancora's Definitive Proxy Statement
March 10, 2021
"If elected, our nominees would seek to explore all ways to maximize stockholder value, including a potential **sale of the Company's tax preparation business, TaxAct.**"

59

BLUCORA

The Board Regularly Examines All Avenues for Value Creation

The Board's Review of Strategy

The Board regularly reviews the Company's strategy and business configuration:

Prior to 2020: Blucora's Board regularly reviewed the Company's strategy in Board meetings and off-site sessions

Throughout 2020: Blucora's Board met to review the Company's strategy in March, May, June, September and November, including several meetings with financial advisors

Early 2021: Even as Blucora successfully executed its turnaround plan, the Board continues to evaluate alternatives to the current business configuration

February 1 and 2, 2021: Two independent financial advisors were separately requested to advise the Board with respect to various matters, including alternatives to the Company's current strategy and capital allocation

February 26, 2021: The Board received preliminary input and advice from these two financial advisors, separately

Preliminary Analysis and Observations

We believe that Ancora's top priority to sell TaxAct would destroy value:

- ✗ Now is not the optimal time to sell the TaxAct business
- ✗ The 2020 and 2021 tax seasons have been (and continue to be) anomalous and have been materially impacted by the pandemic, resulting in unusual revenue and expense variations
- ✗ The Company's refined strategy and transformation efforts have not yet attained full results; it is therefore unlikely a potential buyer will pay full value for TaxAct's still unrealized potential
- ✗ In reaching this conclusion, the Board and its financial advisors considered, among many other things, the potential expiration of ~$115 million of the Company's NOLs this year
- ✗ Given the size and value of the TaxAct business, the amount of proceeds could not be deployed into a share buyback program or through M&A in a manner that would maximize value for shareholders

60

BLUCORA

Now Is Not the Time to Sell TaxAct

We do not believe that we would receive full and fair value for TaxAct given the anomalous 2020 tax season and the current uncertainties

The COVID-19 pandemic and the associated extension of the tax season had a significant negative impact on TaxAct

- The extension resulted in approximately $20 million in incremental costs, including increased marketing spend, extended call center staffing and other costs
- As a result, segment operating income declined by nearly 50%, the first such decline since the acquisition in 2012
- The IRS has recently extended the filing deadline to May 17, 2021, creating additional uncertainties associated with this year's tax season

We believe that potential buyers are unlikely to give us full credit for enhancements to product and platform that we believe will drive long-term value

TAXACT OPERATING INCOME ($M)


$96.2
-48%
$49.6
2019
2020

TAXACT REVENUE GROWTH[1]


17%
16%
16%
12%
1%
2016
2017
2018
2019
2020

Source: Company filings. [1] Revenue is adjusted to reflect the sale of SimpleTax in September 2019. See appendix for reconciliation of non-GAAP to GAAP measures.

61

BLUCORA

An Immediate Sale of TaxAct Presents Capital Deployment Challenges

ILLUSTRATIVE

Ancora Recommendation:
Implement a Large-Scale Share Repurchase

Repurchase of stock would leave Blucora a very small-cap company with limited liquidity



Repurchase would be >60% of Blucora's market cap, reducing float and liquidity
$975M
Ancora's Projected Proceeds
Debt Repayment $550M
Increases cost of capital
$550M
Existing Cash $125M
Remaining Proceeds $425M
$840M
Blucora Market Cap
Ancora's Proposed Repurchase $550M

* Projected proceeds based on midpoint of Ancora's assumptions.

ILLUSTRATIVE

Ancora Recommendation:
Acquire Wealth Management/RIA Businesses

Attractively priced wealth management businesses are typically small; putting the proceeds to work would likely take years



$975M
Ancora's Projected Proceeds
Debt Repayment $550M
Increases cost of capital
$550M
Existing Cash $125M
Remaining Proceeds $425M
Would need to execute 40-50 transactions to use all proceeds
Typical Attractive Acquisition

* Projected proceeds based on midpoint of Ancora's assumptions.

62

Source: Ancora letter to shareholders, March 10, 2021. Market cap data from FactSet as of March 10, 2021.

BLUCORA

Replacing Directors with Ancora's Candidates is Disadvantageous

		Ancora's Nominees				Directors Targeted by Ancora			
	Qualifications & Experience	Fred DiSanto	Cindy Schulze Flynn	Robert MacKinlay	Kimberly Smith Spacek	Steve Aldrich	Georganne Proctor (Chair)	John MacIlwaine	Mary Zappone
Industry	Wealth Management	✓					✓	✓	
Industry	Tax			✓[1]		✓			
Strategic	Digital / Technology/ Software					✓		✓	
Strategic	Strategy / Turnaround					✓		✓	✓
Strategic	Audit / Finance / Risk	✓		✓		✓	✓	✓	✓
Strategic	Sales / Marketing		✓		✓				
Strategic	Legal / Regulatory					✓	✓		
Strategic	Human Capital								
Leadership	Public Company Board	✓				✓	✓		
Leadership	Executive Leadership	✓	✓	✓		✓	✓	✓	✓

OBSERVATIONS

Ancora's nominees do not appear to possess relevant experience that is not already well-represented on the Board

Only one of Ancora's nominees appears to have any public company M&A experience, even though Ancora wants the Board to explore the sale of TaxAct

Our directors possess the skills and experiences that the Board deliberately assembled to execute the Company's strategy

[1] Business tax returns of private companies.

63

BLUCORA

Mr. DiSanto's Other Commitments and Board Performance Raise Concerns

Blucora's Board is highly engaged. In 2020, it held 25 board meetings

Combined, Mr. DiSanto's other boards held 24 meetings during the last year for which information is available[1]

If Mr. DiSanto joined the Blucora Board he would have to **attend dozens of meetings per year**, in addition to serving as CEO of two companies



Fred DiSanto

Mr. DiSanto is committed to multiple executive and board-level responsibilities

- CEO, Ancora Holdings (three RIAs and broker-dealer)
- CEO, Regional Brands (OTC: RGBD)

Mr. DiSanto has many other roles:

- Director, Regional Brands (OTC: RGBD)
- Director, Alithya Group (NASDAQ: ALYA)
- Director, The Eastern Company (NASDAQ: EML)
- Director, Medical Mutual of Ohio (Private)
- Director, H.F. Hann and Sons (Private HVAC service company)
- Chair, Board of Trustees, Case Western Reserve University
- Trustee, Greater Cleveland Sports Commission

Mr. DiSanto currently serves on three public company boards Each one has significantly underperformed the market

TSR VS. RUSSELL 3000 DURING MR. DISANTO'S TENURE


Alithya Group
(94%)
Regional Brands
(82%)
The Eastern Company
(28%)

[1] Source: FactSet and Company filings. Board/committee data for The Eastern Company and Alithya Group is from 2019 fiscal year. Data does not include meetings for Regional Brands, which does not file annual reports. TSR data as of March 18, 2021.

64

BLUCORA

Mr. DiSanto’s Election Would Raise Serious Antitrust Concerns ▪ If the jurisdiction requirements are met (as is the case here), the director interlock is per se unlawful and cannot be waived by the board of directors; recusal from certain discussions is not a remedy; the only remedy is removal of the director from the board ▪ We believe that Mr. DiSanto’s service on the Blucora Board would violate Section 8 of the Clayton Act because Blucora and Ancora are competitors for purposes of the Clayton Act, each meets the statutory thresholds and no exemptions apply ▪ Both Blucora and Ancora : ‒ Are engaged in commerce as national RIAs and independent broker dealers; ‒ Are direct competitors for financial professionals and advisory clients; ‒ Have capital, surplus or undivided profits in excess of the statutory minimum; and ‒ Have competitive sales in excess of the de minimis thresholds ‒ Do not meet the criteria for any exceptions Mr. DiSanto’s Service on Blucora’s Board May Violate the Clayton Antitrust Act of 1914 1 The “competition” assessment is qualitative, not quantitative; there is no quantitative test. Instead, courts treat as per se u nlawful “ongoing agreements between ostensible competitors” because of the “public interest in preventing directors from serving in positions which involve either a potential conflict of interest or a potential frustration of competition.” Protectoseal v. Barancik , 484 F.2d 585, 589 (7th Cir. 1973). 65 Section 8 of the Clayton Antitrust Act prohibits individuals from simultaneously serving on the boards of companies if the companies are “competitors” 1 and certain jurisdictional requirements are met

Ancora and Mr. DiSanto Violated Federal Law and Tried to Minimize It Publicly 66 In December 2018, the SEC censured Ancora Advisors and ordered it to pay a $100,000 fine for violating federal “pay - to - play” rules ¹ ¹ SEC order censuring Ancora Advisors December 18, 2018 ² See, e.g., https://docquery.fec.gov/cgi - bin/fecimg/?201601319005284965 ; https://docquery.fec.gov/cgi - bin/fecimg/?201704199052319941 ; https://docquery.fec.gov/cgi - bin/fecimg/?201610210200512483 ³ Ancora Media Response Statement to SEC Fine ▪ Between January 2013 and June 2017, Mr. DiSanto made over $44,000 of campaign contributions², and another Ancora “covered associate” made a $2,500 campaign contribution, to candidates for elected office in Ohio ▪ Ancora was then paid to provide advisory services to pension systems over which those officials had influence ▪ This sort of “pay - to - play” political contributions has been illegal under federal law for years , as is well known in the asset management business ▪ The SEC censured Ancora and fined it $100,000 ▪ Ancora tried to obfuscate the violation when asked by the press: Ancora attributed the law breaking to mere “employees” and downplayed the extent of the contributions (noting only that they exceeded the $350 limit)³ B. Respondent Ancora Advisors is censured. C. Respondent Ancora Advisors shall, within 10 days of the entry of this Order, pay a civil money penalty in the amount of $100,000 to the Securities and Exchange Commission…

Mr. DiSanto’s Recent Track Record as a Board Member Is Poor TSR DURING TENURE AT THE EASTERN COMPANY TSR DURING TENURE AT REGIONAL BRANDS TSR DURING TENURE AT ALITHYA GROUP Source: FactSet and Company filings. Data as of March 18, 2021. 67 Mr. DiSanto has underperformed each of the major indices during his tenure as a director on the boards on which he currently serves 23% 105% 104% 85% 0% 20% 40% 60% 80% 100% 120% Regional Brands Russell 3000 Russell 2000 S&P 500 82% 110% 111% 87% 0% 20% 40% 60% 80% 100% 120% The Eastern Co. Russell 3000 Russell 2000 S&P 500 (39%) 55% 56% 45% (60%) (40%) (20%) 0% 20% 40% 60% 80% Alithya Group Russell 3000 Russell 2000 S&P 500

Mr. DiSanto’s Recent Public Company Election Results Are Concerning Mr. DiSanto has received the lowest number of director votes at Eastern Company in 2019 and 2020 2020 Nominee % Withheld Peggy B. Scott 2.1 Michael A. McManus Jr 2.1 August M. Vlak 3.1 James A. Mitarotonda 3.4 John W. Everets 3.7 Charles W. Henry 3.7 Fredrick D. DiSanto 19.7 2019 Nominee % Withheld Peggy B. Scott 2.1 August M. Vlak 2.2 Michael A. McManus Jr 2.7 Charles W. Henry 2.7 James A. Mitarotonda 2.8 John W. Everets 2.8 Fredrick D. DiSanto 10.6 2017 Nominee % Withheld Matthew Carpenter 14.5 Kurtis Wolf 14.5 Jeffrey Rutherford 14.5 Stephen Bova 14.6 Frederick DiSanto 14.9 Timothy Whelan 22.5 More than ten of the world’s largest and most sophisticated investors have voted to “withhold” their support for Mr. DiSanto’s election in the last year In 2017, Mr. DiSanto received the second lowest number of votes for his election at Edgewater Technology Mr. Disanto’s election results at The Eastern Company put him in the bottom 5% of all US directors elected in 2020 Source: Proxy Insight 68

Ancora’s Other Nominees Lack Relevant Experience QUALIFICATIONS AND EXPERIENCE Robert MacKinlay Kimberly Smith Spacek Cindy Schulze Flynn Primary Occupation CFO of a regional HVAC company with three locations Head of IR and Marketing at a hedge fund Head of Marketing and Communications at a private home mortgage company Tax Preparation Experience Business tax returns of private companies - - Wealth Management Experience - - - Public Company Board Experience - - - Software / Technology Experience - - - Capital Allocation Experience - - - Public Company M&A - - - Strategy / Configuration Reviews - - - Other Boards / Activities Greater Cleveland Sports Commission Hockey Players in Business United States of Camo (fashion brand) Ethical Culture Fieldston School Greater Cleveland Sports Commission Ancora Trust 69 While Ancora’s primary aim is to sell the tax business, its other nominees have no apparent experience selling subsidiaries of public companies, running wealth management companies or allocating capital

Three of Ancora's Four Nominees Are Colleagues From Cleveland, Ohio



Nominee
Fred DiSanto
Chairman & CEO
Board Member
ANCORA
GREATER CLEVELAND SPORTS COMMISSION
Auditor
Cohen & Co
Former Partner
Board Member
Trustee
Ancora Trust
Since 2019
Board Member
Robert MacKinlay
Nominee
CFO Gardiner
Board Member[1]
Cindy Flynn
Nominee
Rainbow Golf Classic
Presented by: GARDINER

Three of Ancora's nominees live within 30 minutes of each other



Eastlake
Willoughby
Willowick
Kirtland
Wickliffe
Euclid
Willoughby Hills
North Collinwood
Bratenahl
East Cleveland
Cleveland Heights
Ancora
University Circle
Cleveland
Ohio City
Shaker Heights
Pepper Pike
Outerbelt E Fwy

[1]Gardiner has been the main sponsor of the 2020 and 2021 Rainbow Golf Classic, which benefits the University Hospitals Rainbow Babies and Children's Hospital where Ms. Flynn is a Board member

70

BLUCORA

Ms. Flynn's Role as a Trustee for Ancora Mutual Funds is a Conflict

Ms. Flynn has been an "Independent Trustee" of Ancora Trust, overseeing four of Ancora's mutual funds, since April 2019[1]

Ms. Flynn is supposed to be an independent trustee overseeing Ancora and acting for the benefit of mutual fund stockholders; why is she working in concert with Ancora?

- As an independent trustee, Ms. Flynn should be independently overseeing Ancora's services as an investment manager for the Ancora family of mutual funds (including the amounts paid to Ancora for performing those services)
- **Over the last three years, Ancora's mutual funds have each underperformed the S&P 500 by more than 30%**[2] indicating that Ms. Flynn should be exerting her independent judgment to ensure that Ancora is the best investment manager for the mutual funds
- Instead, Ms. Flynn is working in tandem with Mr. DiSanto and, with Mr. DiSanto's initative, seeking a board seat at Blucora that would pay her $200,000 or more per year
- Is Mr. DiSanto attempting to **improperly influence Ms. Flynn** or **taint her independence** as an independent trustee? Why did she allow her independence to be compromised?

[1] Form N-CSR Ancora Trust 2020 Annual Report filed with the SEC on March 9, 2021 [2] Source: Morningstar. Data as of March 7, 2021; Includes all of Ancora's funds that have more than a three-year track record

71 BLUCORA

Ancora fails to meet industry - standard stewardship qualities , culminating in a Low Parent Pillar rating. Fees are a weakness , contributing negatively to the rating and creating a larger performance hurdle. On average, Ancora charges fees in the most expensive quintile of similarly distributed funds. With the current market environment of fee compression, this is cause for concern , as investors may flock over time to alternate asset managers to get a better deal. The firm has not had a durable fund lineup . Specifically, its five - year risk - adjusted success ratio demonstrates that only 25% of products both survived and beat their respective category average on a risk - adjusted basis . A low success ratio not only indicates poor performance but also raises flags about a firm’s discipline around investment strategy and product development . Ancora’s Mutual Funds Are Underperforming 72 Extracted from Morningstar’s Commentary on Ancora’s Family of Mutual Funds – March 22, 2021 [Emphasis Added]

Replacing Directors with Ancora's Candidates Will Not Add Value

Recruited by Ancora	Background
 **Fred DiSanto**	▪ Chairman and CEO of Ancora Holdings ▪ CEO and Director of Regional Brands (OTC: RGBD), which sells doors and windows in New York State
 **Cindy Schulze Flynn**	▪ Chief Marketing and Communications Officer at a privately held mortgage loan company ▪ Independent Trustee, Ancora Trust
 **Robert MacKinlay**	▪ CFO of a privately held HVAC company in Northeast Ohio ▪ Former Partner at Cohen & Co., auditor for Ancora Trust
 **Kimberly Smith Spacek**	▪ Director of Marketing and Investor Relations at a hedge fund

Background	Targeted by Ancora
▪ Chair of Blucora's Board of Directors since July 2019 ▪ Former CFO of TIAA-CREF, a national financial services organization with over $1 trillion in assets under management ▪ Board member at Redwood Trust and Sculptor Capital, one of the largest institutional alternative asset managers in the world	 **Georganne Proctor**
▪ Former Chief Product Officer, GoDaddy Inc. ▪ Sold Outright.com, a provider of financial management and tax solutions for small businesses, to GoDaddy ▪ Former strategy executive at Intuit, a provider of cloud-based financial management solutions and owners of TurboTax, one of our competitors ▪ Board member at Xero Limited, a publicly-traded leader in SaaS accounting and tax software for small businesses	 **Steven Aldrich**
▪ CEO, Bay1, a digital payments company ▪ Former VP, General Manager at Braintree, a PayPal subsidiary, providing online payment systems for companies ▪ Previously held senior technology management positions at several online financial service companies, including LendingClub, Green Dot, Visa and Morgan Stanley	 **John MacIlwaine**
▪ Chair of Blucora's Audit Committee ▪ CEO of BRACE Industrial Group, an industrial services company ▪ Former senior-level manager and consultant at several global companies, including Tyco International plc, General Electric Company, Exxon Mobil Corporation and McKinsey & Company	 **Mary Zappone**

73
BLUCORA

Ancora’s Mischaracterizations Seem Intended to Deceive Shareholders “We also question whether [Ms. Proctor] has the capacity to serve as Chairwoman…when also serving as a director of [three other public companies] … Ms. Proctor has no stated experience in the RIA, wealth management and tax advisory industries.” “Despite adding a number of new directors in recent years, none have any substantive experience in the [RIA] industry… [A] majority of the incumbent directors have no prior… experience in any aspect of the financial services sector.” THE FACTS: ▪ 6 of our 10 directors have experience in wealth management or tax ▪ 70% of our Board has financial services experience ▪ One stark example: Ms. Schreuder, who joined our Board in 2020, is the former President of Wealth Management at Northern Trust (from 2011 – 2014) THE FACTS: ▪ Ms. Proctor only serves on two other company boards, and she has no full - time job ▪ Mr. DiSanto (by contrast) currently serves on three public company boards, and Blucora would be his fourth. But unlike Ms. Proctor, Mr. DiSanto also serves as CEO of two companies, one of which is a publicly - traded company ▪ Ms. Proctor has extensive wealth management experience as former CFO of TIAA - CREF , one of the world’s largest asset managers with a substantial RIA and broker - dealer business “Mr. Aldrich, who recently worked at GoDaddy, also has no prior experience in [wealth management, RIA and tax advisory].” THE FACTS: ▪ Prior to joining GoDaddy, Mr. Aldrich was VP of strategy and innovation at Intuit, the owner of TurboTax ▪ Mr. Aldrich sold Outright.com, a financial management application that helps small businesses create tax returns, to GoDaddy ▪ Moreover, Mr. Aldrich has critical expertise in creating successful online, consumer - facing services 74 This claim is false. This claim is false. This claim is false.

Ancora’s Mischaracterizations, Continued “[Mr. MacIlwaine’s ] background in the digital technology and software industries is not relevant…” “We… have concerns about [Mary Zappone’s ] role as Chair of the Audit Committee given her prior association with scandal - plagued Tyco International.” THE FACTS: ▪ Ms. Zappone did not join Tyco until 2004, two years after Tyco’s accounting issues were uncovered ▪ In fact, Ms. Zappone was recruited as part of a turnaround team to fix the business and restore credibility with shareholders ▪ In her first two years at Tyco, Ms. Zappone delivered a total of more than $140 million in cost savings in the Engineered Products and Plastics & Adhesives divisions THE FACTS: ▪ Mr. MacIlwaine’s experience with online payment systems at Braintree/PayPal is directly relevant to our business; Square (a payments company) recently acquired Credit Karma’s tax prep business, showing the important intersection between online payments and tax preparation ▪ Moreover, Mr. MacIlwaine served as CTO of Morgan Stanley Dean Witter, one of the largest wealth management firms in the world, ensuring its wealth managers had critical technology tools ▪ Data security for payments, wealth management and tax prep are all critical to our value proposition and risk mitigation “At the Company’s current valuation multiple of approximately 9.5x FY 2021 EBITDA, corporate costs alone represent a $200 million drag on stockholder value.” THE FACTS: ▪ Ancora is implying that Blucora would be worth $200 million more if it did not need any overhead ▪ But overhead costs – such as technology, legal services, human resources, accounting, audit, insurance and administration – are all necessary expenses of any organization 75 This claim is false. This claim is false. This claim is false.

Ancora’s False Statements About Blucora’s Directors Are Outrageous 76 Extracted from Ancora’s March 29, 2021 shareholder presentation ▪ MR. ERNST is the former Chairman and CEO of H&R Block, which operated both a tax preparation business and in the wealth management sector . He also served as Deputy Commissioner at the IRS. More recently, he was COO at Fiserv, a $80+ billion publicly traded financial services technology company with more than 10,000 financial institutions as clients ▪ MS. SCHREUDER is the former head of Wealth M anagement for Northern Trus t , one of the largest wealth managers in the United States. She was later promoted to be the COO of Northern Trust. Ancora’s presentation includes this misleading slide This is a completely disingenuous attack on two prominent leaders in tax and wealth management Mr. Ernst and Ms. Schreuder have no RIA experience …how does this experience serve Blucora’s Board or its stockholders?

Ancora's Claims About Blucora's Other Directors Are Also False

Ancora's presentation includes this misleading slide



BOARDROOM ISSUE #3: INSUFFICIENT BUSINESS ACUMEN AND IRRELEVANT EXPERIENCE ACROSS THE BOARD
Chris Walters
Director since 2014
x Irrelevant media experience
x No hands-on wealth management or tax advisory experience
Georganne Proctor
Director since 2017
x Failed to properly oversee management's integration of HD Vest and acquisition of 1st Global, which led to a ~$271 million goodwill impairment charge
x Lacks tax advisory experience
Mary Zappone
Director since 2015
x No prior public company board
x Irrelevant industrials sector experience
Steve Aldrich
x No prior public company board experience
x No hands-on wealth management or tax advisory experience
John MacIlwaine
Director since 2018
x No prior public company board experience
Digital technology and software background is irrelevant to Blucora's needs
Karthik Rao
Director since 2020
x No stated experience in the RIA, wealth management and tax
x Data and technology background is irrelevant to Blucora's needs
Tina Perry
Director since 2021
x No hands-on wealth management or tax advisory experience
x President of OWN (Oprah Winfrey Network); lacks relevant expertise
Carol Hayles
Director since 2018
✓ accounting experience
x Overseen negative TSR and significant value erosion
Mark Ernst
Director since 2020
✓ Prior roles at H&R Block, American Express and Internal Revenue Service
x Overseen negative TSR and significant value erosion
Director since 2020
✓ Served as President of Wealth Management at Northern Trust
x No substantive experience in RIA industry
46

MS. ZAPPONE is a seasoned CEO, operations executive and successful turnaround agent with valuable experience transforming complex businesses

MS. PROCTOR was a senior executive at TIAA-CREF, one of the largest wealth managers in the world

MR. RAO is the COO and former product leader of a technology and data analytics company that focuses on tools for marketing optimization, bringing key digital and marketing insights to our technology-driven businesses

MS. PERRY led the successful transformation of OWN, a consumer-facing multi-platform enterprise

MS. HAYLES is the former CFO of CIT Group, a top-50, publicly-traded US bank. Prior to CIT, she worked at Citigroup for 24 years in various financial roles, including Deputy Controller

MR. MACILWAINE was the CTO of Morgan Stanley Dean Witter, one of the largest wealth managers in the country. He was also the senior executive of several leading online payments and financial companies

MR. ALDRICH sold a financial management and tax solutions business called Outright.com to GoDaddy before becoming the Chief Product Officer. Before that, **he led business development for web financial services, including TurboTax and Quicken**, at Intuit. Steven is also a director at Xero Limited, a publicly-traded leader in SaaS accounting and tax software for small businesses

77

Slide Extracted from Ancora's March 29, 2021 shareholder presentation

BLUCORA

Ancora’s Additional Misleading Claims, Continued ANCORA’S MISLEADING CLAIM BLUCORA’S RESPONSE “[T]he TaxAct and Avantax businesses remain illogically paired because of the Board’s unwillingness to acknowledge that its strategic vision is misguided.” “[A] reconstituted Board should assess selling the TaxAct business and leaving the Avantax business as a standalone entity.” ▪ We believe that Ancora’s simplistic plan is flawed and would destroy shareholder value ▪ The Board consistently and thoroughly reviews the Company’s strategy, business configuration and capital structure. ▪ Long before Ancora began buying shares, the Board examined these topics with the assistance of two independent financial advisors ▪ Ancora’s nominees, except for Mr. DiSanto, do not have experience with M&A “While current Chief Executive Officer Chris Walters has indicated that the primary synergy between [ Blucora’s ] two businesses is converting TaxAct Pro users into Avantax advisors, we have yet to find any meaningful evidence of such synergies.” ▪ We believe that our plan will strengthen each of the businesses individually and reap cross - over benefits between the tax preparation and wealth management businesses ▪ Importantly, there is significant value to be created in each of our businesses even without cross - over benefits, and our plan aims to achieve those benefits “ Blucora’s history is littered with serious capital allocation mistakes that reflect the Board’s misplaced focus on acquisitions and utilizing the Company’s significant net operating losses (‘NOLs’).” ▪ Blucora’s acquisitions have played a critical role in the Company’s evolution from an online marketing company to a leading tax - focused financial solutions provider ▪ Today’s Board is focused on creating value through optimal capital allocation, something each of our directors has done in their respective careers Source: Ancora’s February 25, 2021 letter to Blucora shareholders 78

Ancora’s Additional Misleading Claims, Continued ANCORA’S MISLEADING CLAIM BLUCORA’S RESPONSE “Based on the goodwill impairment charge recorded in 2020, it seems clear that Blucora overpaid for both HD Vest and 1 st Global. To make matters worse, we believe the Company did not properly integrate these businesses operationally or culturally…” ▪ Goodwill impairments are the result of complex accounting rules that Ancora has attempted to oversimplify ▪ In March 2020, macroeconomic and Company - specific factors, together, triggered a review of the goodwill of Blucora’s businesses (under the accounting rules) ▪ In particular, the substantial disruption to securities markets in March 2020 negatively impacted certain key Wealth Management business drivers, such as client asset levels and interest rates ▪ As a result of the review, the Company recorded a $271 million impairment relating to the Wealth Management business, factoring in conservative assumptions “We find [ Blucora’s ] corporate costs grossly excessive for a Company with an approximately $800 million market capitalization and see Blucora as a prime example of management that is operating without effective Board oversight and prioritizing its own interests over stockholders.” ▪ Our unallocated corporate costs as a percentage of revenue have declined as a percentage of revenue, and in 2020 were lower than at any point in the last five years ▪ These “unallocated” costs include audit and accounting, legal, compliance, insurance, human resource and other unavoidable expenses of being in business ▪ 50% of our NEOs’ annual incentive opportunity is based on Adjusted EBITDA, so our management team is incentivized to control costs; additionally, 50% of PRSUs granted to executives vest based on measures of corporate profitability, which incentivizes efficiency 79 Source: Ancora’s February 25, 2021 letter to Blucora shareholders

Ancora’s Additional Misleading Claims, Continued ANCORA’S MISLEADING CLAIM BLUCORA’S RESPONSE “A Sale of the TaxAct business would allow Blucora to maximize the value of $250 million in NOLs that are set to expire soon” ▪ Our NOLs are a valuable asset. Some of our NOLs expire this year and if we completed a sale of one business, we could use those NOLs to offset some of the gain we would likely generate. We have factored this into our analysis. ▪ Given the value of our TaxAct business, and the NOLs that are expiring this year, we would only have to see a very modest increase in the value of the business – somewhere in the 2% to 5% range – for it to make more sense to hold the business and have the NOLs expire, than to rush into a sale transaction ▪ We believe there is substantial value to be created in this business and, also, a much better opportunity to get full value for TaxAct in the future, after a normalized tax year “The Company recently made a series of amendments to its bylaws that appear deliberately designed to disenfranchise and dissuade the Company’s owners from exercising their lawful rights as stockholders.” ▪ The Bylaw amendments to which Ancora refers were made in July 2020, approximately four months before Ancora bought its first share of Blucora stock ▪ In July 2020, the Board, with the advice of counsel, adopted the Company’s Amended and Restated Bylaws, which had not been amended since 2017 ▪ The changes added procedural mechanics for stockholders to call special meetings, enhanced procedural mechanics in connection with stockholder nominations, clarified the powers of the Chair of the Board, permitted special Board meetings to be held with less than 24 hours’ notice, clarified that only non - employee directors are eligible to receive compensation and made additional updates and clarifications aimed at ensuring good governance and order 80 Source: Ancora’s February 25, 2021 letter to Blucora shareholders; Ancora’s investor presentation filed on March 29, 2021.

Ancora’s Additional Misleading Claims, Continued ANCORA’S MISLEADING CLAIM BLUCORA’S RESPONSE “[T]here has been an alarming turnover rate among management at both the highest level and across the business segments. This suggests to us that at a minimum, there are cultural issues at the Company.” ▪ When it became clear to the Board that the Company’s strategy was not sustainable, the Board replaced the CEO and supported widespread changes to the management team to drive performance and accountability ▪ Therefore, Ancora has this backward. Management turnover has been the result of decisive oversight from the Blucora Board “[T]he Board has allowed the Company to send a stream of seemingly harassing letters to Ancora and its nominees” ▪ We have a duty to our shareholders to gather relevant information on all potential Board candidates. The Board employs a standard practice of doing background checks; we use the same process for all candidates ▪ During our examination of Ancora’s nominees we uncovered several concerns, including, without limitation, that Ancora was censured and fined by the SEC for “pay - to - play” violations seemingly committed by Mr. DiSanto himself ▪ We have not asked any “personal questions” of Ancora’s nominees; our questions all inquire about facts that bear upon those nominees’ ethics, compliance with criminal laws, relationships with Ancora or other relevant professional history ▪ As a result, and in - line with our Bylaws, we inquired more about these issues 81 Source: Ancora’s February 25, 2021 letter to Blucora shareholders; Ancora’s investor presentation filed on March 29, 2021.

Ancora’s Additional Misleading Claims, Continued Source: Ancora’s February 25, 2021 letter to Blucora shareholders 82 ANCORA’S MISLEADING CLAIM BLUCORA’S RESPONSE “The Company has also attempted to invalidate Ancora’s nomination by demanding that Ancora deliver highly confidential and proprietary information about Ancora’s business without reasonable redaction.” ▪ Blucora never sought to invalidate Ancora’s nomination notice ▪ The Company simply requested that Ancora comply with the Company’s Amended and Restated Bylaws ▪ Ultimately, the Board waived Ancora’s non - compliance ▪ Ancora brought a premature, unnecessary and costly lawsuit against Blucora as a publicity stunt – Ancora never even asked Blucora if the Board was going to reject Ancora’s notice and instead rushed to court “[W]e have assembled a highly - qualified slate with strong experience in the areas of capital allocation, corporate governance, internal and external communications, transactions and strategic planning.” ▪ Three of Ancora’s nominees do not appear to have any strategic planning, capital allocation or corporate governance experience ▪ To our knowledge, only one of Ancora’s nominees has ever sourced, led or overseen a transaction between two publicly traded companies as a director or officer

Ancora’s Additional Misleading Claims, Continued Source: Ancora’s investor presentation filed on March 29, 2021. 83 ANCORA’S MISLEADING CLAIM BLUCORA’S RESPONSE Blucora owns a plane and “records lead us to believe that it is being consistently enjoyed by leadership” ▪ The plane was owned by HKFS, which Blucora acquired in July 2020; because the HKFS deal was premised on an earnings multiple, Blucora effectively paid nothing for the plane ▪ Blucora’s CEO and CFO have never even stepped foot on the plane ▪ The plane is based out of Dubuque, Iowa and is an efficiency tool given the location of HKFS, which is approximately two hours from the closest large commercial airport; our calculation is that the all - in cost of flights is less than $500 per person per flight Mr. Walters lives far from headquarters ▪ Mr. Walters rented an apartment in Dallas when he became CEO in late January 2020, and began making plans to move to Dallas ▪ When the entire company went into work - from - home mode on March 10, 2020 the company paused relocation plans ▪ Once employees return to Blucora’s offices in Dallas, Mr. Walters and his family intends to move to Dallas

Ancora’s Claim that Blucora’s Board Refused to Engage is False 84 “No independent member of the Board even joined in the discussions and no good faith resolution was ever proposed.” Extracted from Ancora’s Letter to Blucora’s Shareholders March 26, 2021 ▪ Blucora’s independent directors sought to arrange a discussion with Mr. DiSanto and each of the Ancora nominees ▪ Mr. Aldrich, the Chair of the Nom/Gov Committee, sent five emails to Mr. DiSanto and Ancora’s other candidates attempting to arrange conversations, starting on February 12 th ▪ Mr. DiSanto initially accepted Mr. Aldrich’s invitation for a discussion with the independent directors and the process of scheduling a discussion began ▪ Then, Mr. DiSanto went quiet and refused to schedule the discussion with the independent board members ▪ Instead, Mr. DiSanto attempted to get Blucora’s CEO to agree to a “backroom” deal that Mr. DiSanto believed the Board should or would just rubberstamp THE FACTS: Email from Mr. Aldrich, an independent director of Blucora , to Mr. DiSanto: “What do you have in mind with respect to a framework or understanding?” This claim is false. It was Mr. DiSanto that did not want to negotiate with the independent directors, not the other way around

Ancora Has Damaged Blucora’s Business 85 In its campaign, Ancora sent letters and emails targeting Blucora’s Financial Professionals The communications were riddled with false and misleading claims about dissatisfied financial professionals ▪ Avantax Financial Professionals are broadly satisfied , and their level of satisfaction is increasing ▪ Overall Financial Professionals’ satisfaction with Avantax as a Broker Dealer increased by 25% year over year ▪ Financial Professionals’ satisfaction with Service and Operations Support increased by 27% year over year ▪ Financial Professionals’ satisfaction with support across all departments of Avantax increased by 16% year over year THE FACTS: Source: Company data. On the other hand, several Avantax Financial Professionals have expressed their serious concerns about Ancora’s tactics

Ancora's (New) Hand-Picked Peer Group Shows CEO Pay Is In-Line

Our CEO's base salary, target annual incentive value and target equity award value are each <u>lower</u> than the average of the CEOs in Ancora's most recent, hand-picked peer group

BLUCORA CEO TARGET COMPENSATION VS. ANCORA PEER GROUP AVERAGE ($M)



In its March 29 investor presentation, Ancora uses an entirely new peer group to compare CEO pay
Blucora's target CEO pay is lower than peers
$0.8
$0.8
$1.2
$1.6
$5.0
$6.1
CEO Salary
Annual Incentive Value
Equity Value
Blucora
Ancora Peer Group Average

THE FACTS:

- Ancora uses a different peer group in its March 29 presentation to compare Blucora's CEO compensation than it previously used
- Ancora's flawed analysis of these peers uses total compensation as defined in the Summary Compensation Table, which includes deferred compensation and other retirement money, skewing the results presented by Ancora
- In fact, the components of Blucora's CEO's direct target compensation are each below the average of these pay components at the peers chosen by Ancora
- Moreover, in private conversations with Mr. Walters, Mr. DiSanto indicated that he thought Mr. Walters deserved more compensation

Source: Company filings. "Ancora Peer Group" is taken from Ancora's investor presentation filed on March 29, 2021 and includes BrightSphere Investment Group, Envestnet, Focus Financial Partners, LPL Financial Holdings, Virtus Investment Partners, Waddell & Reed, H&R Block and Intuit. Data reflects CEO compensation for the past full fiscal year disclosed by each company as of March 29, 2021. CEO compensation data includes only elements of direct compensation (i.e., base salary, annual incentive award and long-term incentive award) and does not include "All Other Compensation" and "Bonus" compensation; for Blucora, these amounts totaled $207,650 and $250,000, respectively, and included non-recurring compensation such as a one-time signing bonus and a temporary commuting benefit related to Mr. Walters's transition to the role of CEO.

86

BLUCORA

Ancora’s Hand - Picked Peer Group Also Shows Director Pay Is In - Line 87 AVERAGE NON - EMPLOYEE DIRECTOR COMPENSATION ($ IN THOUSANDS) Source: Company filings. ” Ancora Peer Group” is taken from Ancora’s investor presentation filed on March 29, 2021 and includes BrightSphere Investment Group, Envestnet, Focus Financial Partners, LPL Financial Holdings, Virtus Investment Partners, Waddell & Reed, H&R Block and Intuit. Data reflects the average compensation received by each company’s non - employee d irectors for the past full fiscal year disclosed by each company as of March 29, 2021. ▪ Average non - employee director compensation at Blucora is in - line with the average of Ancora’s latest hand - picked peer group ▪ Blucora’s Board requires substantial dedication and commitment; in 2020, the Board held 25 meetings, nearly 3x the average of Ancora’s peers ▪ Competitive director compensation has enabled Blucora to recruit highly qualified board members with experience at some of the world’s most respected companies THE FACTS: $184 $199 $210 $217 $244 $254 $276 $311 $379 $0 $50 $100 $150 $200 $250 $300 $350 $400 Peer Average: $253 Blucora’s average non - employee director compensation is in - line with the average of Ancora’s new hand - picked peer group

Ancora Has Repeatedly Made Basic Errors, Impairing Its Credibility 88 Ancora’s Letter to Shareholders (3/10/21) Ancora’s Preliminary Proxy (2/26/21) Ancora’s Revised Preliminary Proxy (3/8/21) Same data in each chart, but different time periods Arbitrary “custom” peer group LendingClub included twice renders average/median calculations incorrect New end date (1/31/21) Return to old end date (12/31/20) New peer group New data source (Capital IQ) Return to old data source (FactSet) New benchmark (Russell 2000) “ISS Peer Group” data is incorrect and does not appear to represent average, weighted average or median Ancora’s initial TSR calculations used a combination of two different peer groups, with one peer listed twice, rendering all “Average” and “Median” calculations incorrect; the 3 - and 5 - year data is also incorrect Ancora’s second TSR calculations used a new peer group, a new time period, a new benchmark and a new data source; most of the data was incorrect For its latest TSR calculations, Ancora again changed the end date and the data source; data for the ISS Peer Group appears to still be incorrect

Conclusion

What Is Ancora’s Proxy Contest About? This proxy contest is about whether a new ~3% shareholder should handpick close associates to fill nearly half the independent director seats on Blucora’s Board under the false premises that the incumbent Board has not taken decisive steps to fix the businesses and failed to consider strategic alternatives for the Company’s businesses 90

What Is Ancora's Proxy Contest About?

	ANCORA'S PROPOSITION / CLAIM	KEY FACTS
Who?	Ancora, a ~3% shareholder	Ancora bought its first shares of Blucora stock in November 2020
	Four highly qualified nominees	▪ Three of Ancora's nominees are close associates and live within 30 minutes of each other outside of Cleveland ▪ Mr. DiSanto is overboarded, the CEO of a competitor and, as a member of other public company boards, does not seem to have created value for shareholders ▪ The other Ancora candidates do not have any public company experience
What?	Seeking to replace nearly half of Blucora's independent directors	The Board has already added four new, highly qualified independent directors since March 2020
Why?	Incumbent Board failed to take proactive steps to help preserve and create value	The Board replaced the CEO and CFO, supported the new CEO as he rebuilt the senior management team, refreshed the Board and oversaw the development of new strategic initiatives and a refined business strategy
	Incumbent Board has not considered alternative business configurations	The Board had six meetings in a year to look at business configuration and strategy, with the assistance of independent financial advisors

91

BLUCORA

Blucora is Making Considerable Progress Blucora has refreshed its Board and leadership team with individuals that have the right skills and experiences for the business 92 The Board has been evaluating the Company’s strategy and business configuration since long before Ancora acquired its first share of Blucora stock The Company has a well - vetted strategy that has been refined over the last year by a highly engaged Board Blucora’s plan is showing tangible results despite COVID - related challenges

Shareholders Should Reject Ancora’s Spreadsheet Activism Shareholders should support Blucora’s transformation by voting FOR the Board’s nominees on the BLUE proxy card 93 ✗ ✗ ✗ ✗ Ancora’s primary plan is to sell Blucora’s TaxAct business now Even if it were the right time to sell TaxAct, Ancora’s simplistic “plan” would not likely create shareholder value because of a use - of - proceeds challenge Ancora’s nominees are not the right individuals to contribute meaningfully to executing Blucora’s strategic plan, or even to execute Ancora’s “plan” By electing Ancora’s candidates, Blucora will lose board members who are thoroughly engaged and have highly relevant skills and capabilities

Contact Information Brokers and Banks: (212) 269 - 5550 All Others Call Toll - Free: (866) 388 - 7535 Email: BCOR@dfking.com 94

APPENDIX

Director Biographies



CHRISTOPHER WALTERS

President and Chief Executive Officer

Experience

- Extensive operational and executive management experience from his work as an executive and an advisor to a variety of companies
- Former Senior Partner at Activate, Inc., a next generation strategy consulting firm serving technology, media, entertainment and sports businesses
- Previously, CEO of Encompass Digital Media, Inc., a global technology services business, from 2015 to 2018
- Held senior leadership roles at The Weather Company and Bloomberg L.P.; former Partner at McKinsey & Co.

Director since 2014



GEORGANNE PROCTOR

Independent Chair

Experience

- Extensive experience in the wealth management and financial institutions sectors
- Former CFO of TIAA-CREF, a leading national financial services corporation, and Executive Vice President, Finance of Golden West Financial Corporation
- Currently serves on the board of Redwood Trust, Inc. (2006-Present) and Sculptor Capital Management, Inc. (2011-Present)

Director since 2017

Member of the Nominating and Governance Committee



STEVEN ALDRICH

Experience

- Extensive product management experience at technology companies focused on serving consumers and small businesses, most recently as Chief Product Officer at GoDaddy, Inc., a cloud-based solutions provider and domain registrar
- Prior to joining GoDaddy in 2012, he served in various senior management roles at Intuit, Inc., a business and financial software company. As Intuit, Mr. Aldrich helped lead the move from desktop to web for consumer financial software and led business development for web financial services, including TurboTax and Quicken
- Currently serves on the board of Xero, Ltd. (2020-Present), a cloud-based accounting software company

Director since 2017

Chair of the Nominating and Governance Committee

96

BLUCORA

Director Biographies



MARK
ERNST

Experience

- Extensive relevant industry and executive leadership experience and knowledge, having spent over 30 years in the financial services industry, most recently as Executive Vice President and Chief Operating Officer of Fiserv, Inc., a financial services technology company
- Currently serves as the Managing Partner at Bellevue Capital LLC, a private investment firm
- Previously served in various executive roles at H&R Block, Inc., including as Chairman, President, and Chief Executive Officer, from 1998 to 2007
- Served on the boards of Great Plains Energy Inc., Knight Ridder Inc. and SAIA, Inc.

Director since 2020

Member of the Audit Committee



E. CAROL
HAYLES

Experience

- Significant leadership experience as a financial services industry executive, most recently as Chief Financial Officer of CIT Group Inc., a U.S. bank and global lending and leasing business; also held the title of Controller and Principal Accounting Officer of CIT Group from July 2010 to November 2015
- Prior to joining CIT Group, Ms. Hayles worked at Citigroup for 24 years in various financial roles; she began her career at PricewaterhouseCoopers in Toronto, Canada
- Currently serves on the boards of Ebay, Inc. (2020-Present) and Webster Financial Corporation (2018-Present)

Director since 2018

Member of the Compensation Committee, Member of the Audit Committee



JOHN
MACILWAINE

Experience

- Deep information technology and financial technology experience, most recently as VP, General Manager at Braintree, a subsidiary of PayPal, Inc. that provides mobile and web payment systems for e-commerce companies
- Prior to joining Braintree, he served as Chief Technology Officer of LendingClub Corporation, which operates an online lending marketplace platform, and Chief Information Officer of Green Dot Corporation, a provider of prepaid financial services

Director since 2018

97

BLUCORA

Director Biographies TINA PERRY Experience ▪ Experience driving strategic transformations of large, complex organizations, currently serving as President of the Oprah Win fre y Network (“OWN”), an adult lifestyle and entertainment company, having been the driving force behind OWN’s evolution and transformation into one of the leading me dia platforms in the United States ▪ Also brings significant experience in legal, risk and regulatory matters following a career as senior counsel at Viacom, a gl oba l media and entertainment company, and at a leading corporate law firm Director since 2021 Member of the Nominating and Governance Committee KARTHIK RAO Experience ▪ Currently serves as the Chief Operating Officer for Nielsen Global Media, a global provider of data, information and technolo gy to the media and advertising industries ▪ Previously serves in other senior roles at Nielsen Corporation, where he leveraged data strategically to support growth throu gh his role as Chief Product, Technology & Operations Officer for Global Media ▪ Extensive career in technology, marketing, strategy and analytics has provided him deep insight into consumer behavior and pr odu ct innovation Director since 2020 Member of the Compensation Committee 98

Director Biographies JANA SCHREUDER Experience ▪ Extensive and relevant operations and wealth management experience from her years of serving in executive management position s a t Northern Trust Corporation, most recently as Chief Operating Officer, which provides her with unique experience in technology, product development, opera tio ns, strategy, company growth, capital allocation and management ▪ Currently serves on the board of NT Butterfield and Son (2020 – Present), a provider of banking, trust and wealth management services . Previously, from 2016 to 2018, Ms. Schreuder served on the board of directors of LifePoint Health, a rural U.S. healthcare provider which was acquired by affiliates of Apollo Global Management Director since 2020 Chair of the Compensation Committee MARY ZAPPONE Experience ▪ Significant executive leadership experience, including in the areas of operations, capital allocation, strategy, people manag eme nt, business development, and company growth and expansion ▪ Currently serves as Chief Executive Officer of Brace Industrial Group, an industrial services company; Ms. Zappone has also held senior - level roles at other leading global companies, including Tyco International plc, General Electric Company, and Exxon Mobil Corporation ▪ Deep knowledge of accounting, capital structures, finance and financial reporting, and qualifies as an “audit committee finan cia l expert” Director since 2015 Chair of the Audit Committee, Member of the Nominating and Governance Committee 99

Blucora Now Has the Right Leadership Team

Joined or assumed new responsibilities since 2020



Christopher Walters
President and CEO

- Former Senior Partner at Activate
- Highly relevant operational and executive management experience in areas of strategy, operations, technology and digital marketing



Marc Mehlman
Chief Financial Officer

- 15 years of experience in various leadership positions at Thomson Reuters Corporation
- Previously served as Managing Director of ONESOURCE Direct Tax



Ann Bruder
Chief Legal, Development & Administration Officer

- Previously was Vice President and General Counsel at Airlines Reporting Corporation
- Held in-house legal roles at American and Continental Airlines



Paul Lehman
Chief Information Officer

- Former Chief Information Officer at Optiv
- Previously held various leadership roles at Affiliated Computer Services, Accenture, FedEx and Bank of America



Raj Doshi
Chief Growth & Marketing Officer

- Former consultant at McKinsey & Co. and Head of Strategy for the Americas Sales organization at Google
- Previously, SVP of Sales at Updater



Jody Diaz
Chief Human Resources Officer

- Decades of experience in human resources, most recently as Chief People Officer at Learfield IMG College
- Former Chief HR Officer at Rent-A-Center



Erin Gajdalo
Senior Vice President, Operational Performance

- Joined Blucora in 2018 as VP of Data, Analytics and Machine Learnings
- Previously held senior roles at LPL Financial



Curtis Campbell
President of TaxAct and President of Software

- More than 20 years of technology industry experience, most recently as the Managing Vice President for Capital One's Consumer Auto business division



Todd Mackay
President of Avantax Wealth Management

- Has served in a number of key roles at Blucora, including as Chief Business Operations and Development Officer and Executive Vice President of Corporate Development

56%

overall gender, racial and ethnic diversity of the executive leadership team at Blucora

- **Highly respected leaders with deep expertise in financial services and technology.** Our executives have decades of experience in our industry and have led complex organizations and teams at other public and private companies.
- **The right mix of experience and fresh perspectives.** Some of our executives have spent large portions of their professional careers at Blucora, while other recent appointments bring new and complementary expertise.

100

BLUCORA

Reconciliation of Adjusted EBITDA, Non - GAAP Net Income and Non - GAAP Net Income Per Share 101 2019 2020 FY 12/31 FY 12/31 Adjusted EBITDA (1) Net income (loss) attributable to Blucora, Inc. (2) $ 48,148 $ (342,755) Stock-based compensation 16,300 10,066 Depreciation and amortization of acquired intangible assets 44,208 39,907 Other loss, net 16,915 31,304 Impairment of goodwill and an intangible asset 50,900 270,625 Acquisition and integration costs 25,763 31,085 Executive transition costs - 10,701 Headquarters relocation costs - 1,863 Income tax (benefit) expense (65,054) 42,331 Adjusted EBITDA (1) $ 137,180 $ 95,127 Non-GAAP Net Income (Loss) (1) Net loss attributable to Blucora, Inc. (2) $ (342,755) Stock-based compensation 10,066 Amortization of acquired intangible assets 29,745 Impairment of goodwill 270,625 Gain on the sale of a business (349) Acquisition and integration costs 31,085 Executive transition costs 10,701 Headquarters relocation costs 1,863 Non-capitalized debt issuance expenses 3,687 Cash tax impact of adjustments to GAAP net income (1,647) Non-cash income tax (benefit) expense 41,059 Non-GAAP net income (1) $ 54,080 GAAP net income (loss) per share - diluted $ (7.14) Non-GAAP net income (loss) per share (1) (3) $ 1.12 Weighted average shares outstanding (3) 48,244 (In thousands, except per share amounts)

Reconciliation of Operating Income, Excluding Corporate - Level Activity 102 (In thousands) For the year ended December 31, 2020 Operating income (loss) by segment: Wealth Management $ 72,195 Tax Preparation 49,621 Corporate-level activity (390,936) Total operating income (loss) (2) (269,120) Less: Corporate-level activity 390,936 Operating income, less corporate-level activity $ 121,816 Wealth Management operating income as a % of operating income, less corporate-level activity 59% Tax Preparation operating income as a % of operating income, less corporate-level activity 41%

Reconciliation of Wealth Management Segment

Reconciliation of Wealth Management Net Revenue, Net Revenue (Excluding Cash Sweep Revenue), Segment Income (Excluding Cash Sweep Revenue) and Segment Income (Excluding Cash Sweep Revenue) as a Percentage of Segment Net Revenue (Excluding Cash Sweep Revenue)

(In thousands, except percentages)	2019				2020			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Wealth Management segment revenue	$89,532	$127,831	$145,428	$145,188	$144,989	$115,884	$135,932	$149,384
Less: Financial professional commission payout	(60,860)	(86,583)	(100,700)	(99,860)	(100,804)	(82,656)	(94,794)	(102,610)
Wealth Management segment net revenue [4]	28,672	41,248	44,728	45,328	44,185	33,228	41,138	46,774
Less: Cash sweep revenue	(5,985)	(8,587)	(9,088)	(7,211)	(7,257)	(849)	(868)	(911)
Wealth Management segment net revenue, excluding cash sweep revenue [5]	22,687	32,661	35,640	38,117	36,928	32,379	40,270	45,863
Wealth Management segment operating income	11,540	16,979	20,631	19,142	22,598	11,731	17,498	20,368
Less: Cash sweep revenue	(5,985)	(8,587)	(9,088)	(7,211)	(7,257)	(849)	(868)	(911)
Wealth Management segment operating income, excluding cash sweep revenue [5]	$ 5,555	$ 8,392	$ 11,543	$ 11,931	$ 15,341	$ 10,882	$ 16,630	$ 19,457
Wealth Management segment operating income, excluding cash sweep revenue, as a percentage of segment net revenue, excluding cash sweep revenue [5]	24%	26%	32%	31%	42%	34%	41%	42%
TTM Wealth Management segment net revenue, excluding cash sweep revenue [5]				$ 129,105	$143,346	$143,064	$147,694	$155,440

103

BLUCORA

Reconciliation of Wealth Management Segment 104 Reconciliation of Tax Preparation Consumer Revenue, Excluding SimpleTax (in thousands) FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Tax Preparation services revenue (2) $ 139,365 $ 160,937 $ 187,282 $ 209,966 $ 208,763 Less: Tax Preparation professional revenue (13,076) (13,853) (15,075) (14,962) (16,537) Tax Preparation consumer revenue 126,289 147,084 172,207 195,004 192,226 Less: SimpleTax revenue (6) (1,226) (1,224) (1,800) (2,555) - Tax Preparation consumer revenue, excluding SimpleTax (7) $ 125,063 $ 145,860 $ 170,407 $ 192,449 $ 192,226

Notes to Reconciliations of Non - GAAP Financial Measures to the Nearest Comparable GAAP Measures 1) We define Adjusted EBITDA as net income (loss) attributable to Blucora , Inc . , determined in accordance with GAAP, excluding the effects of stock - based compensation, depreciation and amortization of acquired intangible assets, other loss, net, acquisition and integration costs, impairment of goodwill and an intangible asset, executive transition costs, headquarters relocation costs, and income tax (benefit) expense . Acquisition and integration costs primarily relate to the 1 st Global Acquisition and the HKFS Acquisition . Impairment of goodwill relates to the impairment of our Wealth Management reporting unit goodwill that was recognized in the first quarter of 2020 . Impairment of an intangible asset relates to the impairment of the HD Vest trade name intangible asset following the rebranding of the Wealth Management business in the third quarter of 2019 . Executive transition costs relate to the departure of certain Company executives primarily in the first quarter of 2020 . Headquarters relocation costs relate to the process of moving from our original Dallas office and Irving office to our new headquarters . We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance . We use this non - GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period - to - period comparisons . We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non - GAAP financial measure . Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) . Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies . We define non - GAAP net income (loss) as net income (loss) attributable to Blucora , Inc . , determined in accordance with GAAP, excluding the effects of stock - based compensation, amortization of acquired intangible assets (including acquired technology), impairment of goodwill, gain on the sale of a business, acquisition and integration costs, executive transition costs, headquarters relocation costs, non - capitalized debt issuance expenses, the related cash tax impact of those adjustments, and non - cash income tax (benefit) expense . We exclude the non - cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U . S . federal net operating losses . The majority of these net operating losses will expire, if unutilized, between 2021 and 2024 . Gain on the sale of a business relates to the disposition of SimpleTax in the third quarter of 2019 and the subsequent working capital adjustment in the third quarter of 2020 . Non - capitalized debt issuance expense relates to the expense recognized as a result of the increase to our term loan in the third quarter of 2020 . We believe that non - GAAP net income (loss) and non - GAAP net income (loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash . Additionally, we believe that non - GAAP net income (loss) and non - GAAP net income (loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business . Non - GAAP net income (loss) and non - GAAP net income (loss) per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) and net income per share . Other companies may calculate non - GAAP net income (loss) and non - GAAP net income (loss) per share differently, and, therefore, our non - GAAP net income (loss) and non - GAAP net income (loss) per share may not be comparable to similarly titled measures of other companies . 2) As presented in the consolidated statements of operations (unaudited) . 3) Any difference in the “per diluted share” amounts between this table and the preliminary consolidated statements of operations is due to using different weighted average shares outstanding in the event that there is GAAP net loss but non - GAAP net income and vice versa . 4) Wealth Management segment net revenue is a non - GAAP financial measure that represents segment revenue less financial professional commission payout . 5) Wealth Management segment net revenue, excluding cash sweep revenue, is a non - GAAP financial measure that represents segment net revenue (as discussed in footnote 4 ) less cash sweep revenue . Wealth Management segment income, excluding cash sweep revenue, is a non - GAAP financial measure that represents segment operating income less cash sweep revenue . We believe that excluding cash sweep revenue from segment net revenue and segment operating income provides meaningful supplemental information to management, investors, and analysts regarding the Wealth Management segment’s performance by neutralizing for the decrease in cash sweep revenue that resulted from the decrease in the Federal Funds rate in 2020 as a result of the COVID - 19 pandemic 6) We acquired SimpleTax Software, Inc . (“ SimpleTax ”) in July 2015 and disposed of SimpleTax in September 2019 . 7) We define Tax Preparation consumer revenue, excluding SimpleTax (which is a non - GAAP measure), as Tax Preparation services revenue (as presented on the consolidated statements of comprehensive income) less Tax Preparation professional revenue and less SimpleTax revenue . We believe tax preparation service consumer revenue, excluding SimpleTax , is an important measure of current and historical sources of revenue for the Tax Preparation segment since Blucora disposed of SimpleTax in the third quarter of 2019 . 105

Item 2. On March 31, 2021, the Company sent an email to its employees in connection with the Company’s 2021 annual meeting of stockholders. A copy of such communication can be found below.

Blucora team members,

I’d like to share some additional information about our upcoming annual meeting on April 21, 2021. This afternoon we published an investor presentation with an accompanying press release. If you are a Blucora stockholder, you may also receive this material directly through your brokerage account (e.g. E*TRADE).

Remember: BLUE is for Blucora. We encourage you to vote the BLUE proxy card now and disregard any white proxy cards sent to you by Ancora via mail or email.

As always, the ELT and I appreciate your hard work and focus and ask that we all continue business as usual.

Regards,

Chris Walters

President and CEO

Blucora